EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Delaware Municipal Bond Portfolio

BlackRock Ohio Municipal Bond Portfolio

BlackRock Kentucky Municipal Bond Portfolio

BlackRock New York Municipal Bond Fund

Investor and Institutional Shares

Prospectus
October 28, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds' investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

This page is not part of the prospectus.

Table of Contents

Funds Overview	Key facts and details about the funds listed in this Prospectus including investment objectives, risk factors, fee and expense information, and historical performance information.

	Key Facts About the Funds	4

	Delaware Municipal Bond Portfolio	4

	Ohio Municipal Bond Portfolio	9

	Kentucky Municipal Bond Portfolio	14

	BlackRock New York Municipal Bond Fund	19

Details About the Funds	How Each Fund Invests	24

	Investment Risks	27

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments

	How to Choose the Share Class that Best Suits Your Needs	31

	Details About the Share Classes	33

	How to Buy, Sell, Exchange and Transfer Shares	38

	Account Services and Privileges	43

	Short-Term Trading Policy	45

	Distribution and Service Plan Payments	46

Management of the Fund	Information about BlackRock and the Portfolio Managers

	BlackRock	48

	Portfolio Manager Information	49

	Conflicts of Interest	50

	Valuation of Fund Investments	51

	Dividends, Distributions and Taxes	52

Financial Highlights	Financial Performance of the Funds	53

General Information	Shareholder Documents	69

	Certain Fund Policies	69

	Statement of Additional Information	70

Glossary	Glossary of Investment Terms	71

For More Information	Service Providers	Inside Back Cover

	Additional Information	Back Cover

Funds Overview

Key facts about the Funds

This prospectus provides information about the Delaware Municipal Bond Portfolio, Ohio Municipal Bond Portfolio, and Kentucky Municipal Bond Portfolio of BlackRock Funds II and the BlackRock New York Municipal Bond Fund of the BlackRock Multi-State Municipal Series Trust. The funds are collectively referred to in this prospectus as the "Funds." Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund's investment adviser is BlackRock Advisors, LLC ("BlackRock"). Where applicable, BlackRock refers also to a Fund's sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Delaware Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of the Delaware Municipal Bond Portfolio (the "Delaware Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Delaware income taxes as is consistent with the investment policies of the Fund.

What is the Fund's main investment strategy?

Under normal circumstances, the Delaware Municipal Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The Delaware Municipal Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

4

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Delaware. As a result, the Fund is more exposed to risks affecting issuers of Delaware municipal securities than is a municipal securities fund that invests more widely.

Since fiscal 2002, Delaware's economic performance has largely matched or exceeded national trends. Over that period, Delaware's rate of employment and income growth exceeded that of the United States, and while the State's ties to the national economy are unmistakable, throughout the recent business cycle, Delaware consistently posted lower unemployment rates than the United States. The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Delaware Municipal Fund's risks, see Investment Risks below.

Who should invest?

The Delaware Municipal Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Delaware state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Delaware, changes in interest rates or adverse changes in the price of bonds in general

5

Risk / Return Information

The chart and table shown below give you a picture of the Delaware Municipal Fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Delaware Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.50% (quarter ended September 30, 2002) and the lowest return for a quarter was –2.54% (quarter ended June 30, 2004). The year-to-date return as of September 30, 2008 was –2.30%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[2]
Delaware Municipal Fund; Inv. A
Return Before Taxes[1]	–0.88%	2.12%	3.71%
Return After Taxes on Distributions[1]	–0.93%	2.11%	3.67%
Return After Taxes on Distributions and Sale of Shares[1]	0.82%	2.40%	3.76%
Delaware Municipal Fund; Inv. B
Return Before Taxes[1]	–1.71%	1.92%	3.62%
Delaware Municipal Fund; Inv. C
Return Before Taxes[1]	1.76%	2.26%	3.41%
Delaware Municipal Fund; Institutional
Return Before Taxes[1]	3.65%	3.36%	4.60%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.26%

1  Includes all applicable fees and sales charges.

2  Fund inception date is May 11, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the Delaware Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[5]	0.38%	0.41%	0.39%	0.34%
Interest Expense[6]	0.85%	0.85%	0.85%	0.85%
Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[6,7]	2.04%	2.82%	2.80%	1.75%
Fee Waivers and Expense Reimbursements[7,8]	0.23%	0.31%	0.29%	0.19%
Net Expenses[6,7,8]	1.81%	2.51%	2.51%	1.56%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares") for complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are not available for purchase but are available for exchanges and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

4  There is no CDSC on Investor C Shares after one year.

5  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

6  For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.19%, 1.97%, 1.95% and 0.90%, respectively.

7  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses.

8  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.65% (for Investor B and C Shares) and 0.70% (for Institutional Shares) of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the Net Expenses for the Institutional class of the Fund are estimated to be 0.67% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

7

Example:

This example is intended to help you compare the cost of investing in the Delaware Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

Example:	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$601	$1,016	$1,456	$2,676
Investor B Shares[2] Redemption	$704	$1,195	$1,662	$2,852
Investor B Shares No Redemption	$254	$845	$1,462	$2,852
Investor C Shares[2] Redemption	$354	$841	$1,454	$3,107
Investor C Shares No Redemption	$254	$841	$1,454	$3,107
Institutional Shares	$159	$533	$931	$2,047

For financial reporting purposes, the Delaware Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$519	$765	$1,030	$1,787
Investor B Shares[2] Redemption	$619	$938	$1,234	$1,974
Investor B Shares No Redemption	$169	$588	$1,034	$1,974
Investor C Shares[2] Redemption	$269	$584	$1,025	$2,251
Investor C Shares No Redemption	$169	$584	$1,025	$2,251
Institutional Shares	$73	$268	$480	$1,090

1  Reflects imposition of sales charge.

2  Reflects deduction of applicable CDSC.

8

BlackRock Ohio Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of BlackRock Ohio Municipal Bond Portfolio (the "Ohio Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Ohio income taxes as is consistent with the investment policies of the Fund.

What is the Funds' main investment strategy?

Under normal circumstances, the Ohio Municipal Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The Ohio Municipal Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

9

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Ohio. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities than is a municipal securities fund that invests more widely.

Although Ohio has become increasingly reliant on the service and non-manufacturing sectors, the state continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Fund's risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Ohio state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Ohio, changes in interest rates or adverse changes in the price of bonds in general

10

Risk / Return Information

The chart and table shown below give you a picture of the Ohio Municipal Fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Fund's returns would have been lower.

Investor C Shares were launched in August 1998. The performance of Investor C Shares for the period before they were launched is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Investor C Shares at the time of such share class launch. This information may be considered when assessing the Fund's performance, but does not represent the actual performance of this share class.

Investor A Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.08% (quarter ended December 31, 2000) and the lowest return for a quarter was –2.50% (quarter ended June 30, 1999). The year-to-date return as of September 30, 2008 was –3.24%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Ohio Municipal Fund; Inv. A
Return Before Taxes[1]	–1.26%	2.27%	3.78%
Return After Taxes on Distributions[1]	–1.34%	2.12%	3.70%
Return After Taxes on Distributions and Sale of Shares[1]	0.55%	2.39%	3.79%
Ohio Municipal Fund; Inv. B
Return Before Taxes[1]	–2.22%	1.98%	3.69%
Ohio Municipal Fund; Inv. C
Return Before Taxes[1]	1.22%	2.35%	3.41%
Ohio Municipal Fund; Institutional
Return Before Taxes[1]	3.34%	3.51%	4.67%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.18%

1  Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the Ohio Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[5]	0.32%	0.30%	0.29%	0.24%
Interest Expense[6]	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses[7]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[6,7]	1.38%	2.11%	2.10%	1.05%
Fee Waivers and Expense Reimbursements[7,8]	0.22%	—%	—%	0.14%
Net Expenses[6,7,8]	1.16%	2.11%	2.10%	0.91%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares") for complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are not available for purchase but are available for exchanges and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

4  There is no CDSC on Investor C Shares after one year.

5  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

6  For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.09%, 1.82%, 1.81% and 0.76%, respectively.

7  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses.

8  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.85% (for Investor A Shares), 1.82% (for Investor B and C Shares) and 0.60% (for Institutional Shares) of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the Net Expenses for Investor B Shares of the Fund are estimated to be 1.69% and for Investor C Shares of the Fund are estimated to be 1.67% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

12

Example:

This example is intended to help you compare the cost of investing in the Ohio Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

Example:	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$538	$823	$1,128	$1,994
Investor B Shares[2] Redemption	$664	$1,011	$1,334	$2,168
Investor B Shares No Redemption	$214	$661	$1,134	$2,168
Investor C Shares[2] Redemption	$313	$658	$1,129	$2,431
Investor C Shares No Redemption	$213	$658	$1,129	$2,431
Institutional Shares	$93	$320	$566	$1,270

For financial reporting purposes, the Ohio Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$510	$736	$980	$1,678
Investor B Shares[2] Redemption	$635	$923	$1,185	$1,856
Investor B Shares No Redemption	$185	$573	$985	$1,856
Investor C Shares[2] Redemption	$284	$569	$980	$2,127
Investor C Shares No Redemption	$184	$569	$980	$2,127
Institutional Shares	$63	$229	$409	$929

1  Reflects imposition of sales charge.

2  Reflects deduction of applicable CDSC.

13

BlackRock Kentucky Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of BlackRock Kentucky Municipal Bond Portfolio (the "Kentucky Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Kentucky income taxes as is consistent with the investment policies of the Fund.

What is the Fund's main investment strategy?

Under normal circumstances, the Kentucky Municipal Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Kentucky Municipal Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

14

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Kentucky. As a result, the Fund is more exposed to risks affecting issuers of Kentucky municipal securities than is a municipal securities fund that invests more widely.

Kentucky currently relies more heavily than the national average on manufacturing jobs. Kentucky's employment composition has changed over the last decade as growth in manufacturing employment slowed and then declined. However, employment in the state is still relatively concentrated in the goods-producing sector (manufacturing, mining, and construction) as compared to the national average. During the last several years this concentration in manufacturing employment has been to Kentucky's disadvantage in terms of its growth in personal income and employment as compared to the national averages. Kentucky's growth in employment and personal income has lagged as manufacturing facilities have moved to low-cost centers abroad and the ones that remain have seen a surge in productivity without a concomitant increase in wages. Currently, the major sources of economic growth in Kentucky are in the natural resources and mining, education and health services, and leisure and hospitality sectors. As in many other states heavily dependent on the goods-producing sector, economic activity in Kentucky may be more cyclical than in some other states or in the nation as a whole.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Fund's risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Kentucky state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Kentucky, changes in interest rates or adverse changes in the price of bonds in general

15

Risk / Return Information

The chart and table shown below give you a picture of the Kentucky Municipal Fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Kentucky Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.11% (quarter ended December 31, 2000) and the lowest return for a quarter was –1.96% (quarter ended June 30, 1999). The year-to-date return as of September 30, 2008 was –3.09%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[2]
Kentucky Municipal Fund; Inv. A
Return Before Taxes[1]	–2.05%	2.06%	3.20%
Return After Taxes on Distributions[1]	–2.13%	1.93%	3.08%
Return After Taxes on Distributions and Sale of Shares[1]	0.31%	2.23%	3.25%
Kentucky Municipal Fund; Inv. B
Return Before Taxes[1]	–2.84%	1.86%	3.10%
Kentucky Municipal Fund; Inv. C
Return Before Taxes[1]	0.48%	2.18%	2.91%
Kentucky Municipal Fund; Institutional
Return Before Taxes[1]	2.54%	3.34%	4.09%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.26%

1  Includes all applicable fees and sales charges.

2  Fund inception date is May 11, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after tax-returns for other classes of shares will vary.

16

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the Kentucky Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[5]	0.32%	0.35%	0.35%	0.30%
Interest Expense[6]	0.21%	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[6,7]	1.34%	2.12%	2.12%	1.07%
Fee Waivers and Expense Reimbursements[7,8]	0.17%	0.30%	0.30%	0.20%
Net Expenses[6,7,8]	1.17%	1.82%	1.82%	0.87%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares") for complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are not available for purchase but are available for exchanges and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

4  There is no CDSC on Investor C Shares after one year.

5  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

6  For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.13%, 1.91%, 1.91% and 0.86%, respectively.

7  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses.

8  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.60% (for Investor B and C Shares) and 0.65% (for Institutional Shares) of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the Net Expenses for Investor A Shares of the Fund are estimated to be 0.89% and for the Institutional Class of the Fund are estimated to be 0.62% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

17

Example:

This example is intended to help you compare the cost of investing in the Kentucky Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

Example:	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$539	$815	$1,112	$1,955
Investor B Shares[2] Redemption	$635	$985	$1,312	$2,135
Investor B Shares No Redemption	$185	$635	$1,112	$2,135
Investor C Shares[2] Redemption	$285	$635	$1,112	$2,428
Investor C Shares No Redemption	$185	$635	$1,112	$2,428
Institutional Shares	$89	$320	$571	$1,288

For financial reporting purposes, the Kentucky Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$519	$753	$1,005	$1,727
Investor B Shares[2] Redemption	$614	$921	$1,204	$1,909
Investor B Shares No Redemption	$164	$571	$1,004	$1,909
Investor C Shares[2] Redemption	$264	$571	$1,004	$2,208
Investor C Shares No Redemption	$164	$571	$1004	$2,208
Institutional Shares	$67	$254	$457	$1,042

1  Reflects imposition of sales charge.

2  Reflects deduction of applicable CDSC.

18

BlackRock New York Municipal Bond Fund

What is the Fund's investment objective?

The investment objective of the BlackRock New York Municipal Bond Fund (the "New York Municipal Fund") is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

What is the Fund's main investment strategy?

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax. The Fund expects to maintain an average weighted maturity of greater than ten years. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

19

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of New York. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities than is a municipal securities fund that invests more widely.

The New York State Division of Budget has reported that it expects the widespread turmoil in the global financial markets to have an adverse impact on New York State's economy, which has a significant concentration of financial services firms directly affected by recent market events. Weaker growth in employment, capital gains, and bonuses is expected to produce slower growth in income. In addition, because of New York State's position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions by the Federal Reserve than the economies of other states.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Fund's risks, see Investment Risks below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and New York State and New York City income taxes

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in New York, changes in interest rates or adverse changes in the price of bonds in general

20

Risk / Return Information

The chart and table shown below give you a picture of the New York Municipal Fund's long-term performance for Institutional Shares (in the chart) and for Investor A, B, C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

Institutional Shares
ANNUAL TOTAL RETURNS
BlackRock New York Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.83% (quarter ended December 31, 2000) and the lowest return for a quarter was –3.04% (quarter ended June 30, 1999). The year-to-date return as of September 30, 2008 was –5.61%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
New York Municipal Fund; Inv. A2
Return Before Taxes[1]	–3.42%	2.69%	3.58%
New York Municipal Fund; Inv. B3
Return Before Taxes[1]	–3.18%	3.01%	3.77%
New York Municipal Fund; Inv. C2
Return Before Taxes[1]	–0.86%	2.82%	3.25%
New York Municipal Fund; Institutional[4]
Return Before Taxes[1]	1.21%	3.87%	4.30%
Return After Taxes on Distributions[1]	1.21%	3.87%	4.23%
Return After Taxes on Distributions and Sale of Shares[1]	2.37%	4.00%	4.33%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.18%

1  Includes all applicable fees and sales charges.

2  Prior to the Investor A and Investor C Shares inception date October 2, 2006, the returns for Investor A and Investor C Shares are based on performance of the Fund's Institutional Shares. The returns for Investor A and Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such Shares.

3  Investor B Shares are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares."

4  The returns for Institutional Shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional Shares would be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and after tax-returns for other classes of shares will vary.

21

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B, C and Institutional Shares of the New York Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.00%[3]	1.00%[4]	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fees[5]	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses[6]	0.20%	0.19%	0.20%	0.20%
Interest Expense[7]	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses[8]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5,7,8]	1.08%	1.32%	1.83%	0.83%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares") for complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees. As of October 2, 2006, Investor B Shares generally are not available for purchase but are available for exchanges and for dividend and capital gain reinvestment.

4  There is no CDSC on Investor C Shares after one year.

5  BlackRock may waive a portion of the Fund's Management Fee in connection with the Fund's investment in an affiliated money market fund. Taking this waiver into account and including Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses for Investor A, Investor B, Investor C, and Institutional Shares would be 1.07%, 1.32%, 1.82% and 0.82%, respectively.

6  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

7  For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.01%, 1.25%, 1.76% and 0.76%, respectively.

8  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the Acquired Fund Fees and Expenses.

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Example:

This example is intended to help you compare the cost of investing in the New York Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$530	$754	$995	$1,686
Investor B Shares[2] Redemption	$534	$718	$923	$1,590
Investor B Shares No Redemption	$134	$418	$723	$1,590
Investor C Shares[2] Redemption	$286	$576	$990	$2,148
Investor C Shares No Redemption	$186	$576	$990	$2,148
Institutional Shares	$85	$265	$460	$1,025

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$524	$733	$959	$1,609
Investor B Shares[2] Redemption	$527	$697	$886	$1,511
Investor B Shares No Redemption	$127	$397	$686	$1,511
Investor C Shares[2] Redemption	$279	$554	$954	$2,073
Investor C Shares No Redemption	$179	$554	$954	$2,073
Institutional Shares	$78	$243	$422	$942

1  Reflects imposition of sales charges.

2  Reflects deduction of applicable CDSC.

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Details About the Funds

How Each Fund Invests

Investment Process:

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

■  Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.

■  Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

■  Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

Delaware Municipal Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE DELAWARE MUNICIPAL FUND

The Delaware Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Delaware Municipal Fund is to provide shareholders with income exempt from Federal and Delaware income taxes as is consistent with the investment policies of the Fund.

Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Delaware state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the Fund may invest more than 25% of its assets in municipal securities related to water and sewer systems.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

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The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Ohio Municipal Fund

ABOUT THE PORTFOLIO MANAGER OF THE OHIO MUNICIPAL FUND

The Delaware Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Ohio Municipal Fund is to provide shareholders with income exempt from Federal and Ohio income taxes as is consistent with the investment policies of the Fund.

Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Ohio state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the Fund may invest more than 25% of its assets in municipal securities related to water and sewer systems.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Kentucky Municipal Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE KENTUCKY MUNICIPAL FUND

The Kentucky Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Kentucky Municipal Fund is to provide shareholders with income exempt from Federal and Kentucky income taxes as is consistent with the investment policies of the Fund.

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Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Kentucky state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the Fund may invest more than 25% of its assets in municipal securities related to water and sewer systems.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

New York Municipal Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE NEW YORK MUNICIPAL FUND

The New York Municipal Fund is managed by a team of financial professionals comprised of Timothy T. Browse, CFA, Theodore R. Jaeckel, CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the New York Municipal Fund is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Primary Investment Strategies

The Fund normally invests at least 80% of its assets in investment grade New York municipal bonds. The Fund invests primarily in long-term, investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New York or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. The Fund may invest either in fixed rate or variable rate obligations. At least 80% of the Fund's assets will be invested in investment grade securities. Under normal conditions, the Fund's weighted average maturity will be more than ten years.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to

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enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds); however, the Fund will not invest in bonds that at the time of purchase are in default or that Fund management believes will be in default.

Other Strategies:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■  For temporary periods of extreme market conditions, the Funds may invest more than 20% of their assets in securities that are not municipal securities (and therefore are subject to regular Federal and State income tax). Each Fund, as a temporary defensive measure, may invest in an unlimited amount of short term taxable or tax-exempt money market obligations. Such a temporary defensive strategies would be inconsistent with each Fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing each Fund's opportunity to achieve its investment goal.

■  In addition to periods of extreme market conditions, the New York Municipal Fund, for temporary periods, may invest up to 35% of its assets in short term or taxable money market obligations (the New York Municipal Fund will generally not invest more than 20% of its assets in taxable money market obligation).

■  Investments in taxable money market securities as well as some of the derivatives discussed below may cause a Fund to have taxable investment income and taxable realized gains. Each Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

■  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value.

■  Each of the Funds may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities.

■  Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the fund at an established price with payment and delivery taking place in the future. The fund enters into these transactions to obtain what is considered an advantageous price to the fund at the time of entering into the transaction.

■  Each Fund may invest uninvested cash balances in affiliated money market funds. Each Fund may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in exchange traded funds ("ETFs"), which are typically open-end funds or unit investment trusts listed on a stock exchange.

■  Each Fund may invest in variable rate demand obligations.

■  Each Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the Fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

■  Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Policies" in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that the Funds will meet their objectives or that a Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the

27

risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Concentration Risk — Concentration risk is the risk that the fund invests a significant percent of its assets in municipal securities of issuers located in a single state or whose interest is paid solely from revenues of similar projects. This type of concentration exposes a Fund to the legal, governmental and economic risks relating to that state and those projects.

Tender Option Bonds and Related Securities — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Derivatives Risks. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Leverage Risks. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Liquidity Risks. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Non-Diversification Risk (Delaware Municipal Fund, Ohio Municipal Fund & Kentucky Municipal Fund) — Since the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

Call Risk. Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields

Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities

29

and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

Indexed and Inverse Floating Rate Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Funds may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Insured Municipal Bonds — Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond's market value.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Repurchase Agreements, Purchase and Sale Contracts — Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Investment in Other Investment Companies — The Fund may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Taxability Risk — There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Delaware Municipal Fund, the Ohio Municipal Fund and the Kentucky Municipal Fund each currently offer five share classes (four by this prospectus) and the New York Municipal Fund currently offers six share classes (four by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A Shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year on an ongoing basis under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares of a Fund. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each Fund's shares are distributed by BlackRock Investments, Inc. (the "Distributor"), an affiliate of BlackRock.

Please refer to the following chart for additional information on each share class.

The table below summarizes key features of each of the share classes of each Fund.

Share Classes At-a-Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Generally available through selected securities dealers and other financial intermediaries.[2]	Limited to certain investors, including: • Current Institutional shareholders that meet certain requirements • Certain employees and affiliates of the Investment Advisor or its affiliates

Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	Investor B Shares are not generally available for purchase (see above).	$1,000[3] for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

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	Investor A1	Investor B1	Investor C1	Institutional[1]
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Distribution and Service (12b-1) Fees?	0.25% Annual Service Fee. No Distribution Fee.	0.25% Annual Service Fee (All Funds). 0.75% Annual Distribution Fee (Delaware Municipal Fund, Ohio Municipal Fund, Kentucky Municipal Fund) (0.25% Annual Distribution Fee for New York Municipal Fund)	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	No.

Redemption Fees?	No.	No.	No.	No.

Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years.	No.	No.

Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	Closed to new purchases. No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.

Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Closed to new purchases. You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares.	Limited availability

1  Please see "Details about the Share Classes" for more information about each share class.

2  If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

3  The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information ("SAI"), which is available on the website or on request.

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Details About the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

All Funds

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	2.00%
$1,000,000 and over[2]	0.00%	0.00%	0.00%

1  Rounded to the nearest one-hundredth percent.

2  If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50%. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Investor A Shares — Initial Shares Charge Option" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege (described under "Account Services and Privileges"), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of BlackRock Funds owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor's holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor's other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor's spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor's financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

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For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, B, or C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, B and C Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■  Persons investing through an authorized payroll deduction plan

■  Person investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")

■  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

■  Persons associated with a Fund, the Fund's Distributor, BlackRock, the Fund's sub-adviser or Transfer Agent, and their affiliates

■  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■  Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see "Contingent Deferred Sales Charge Waivers."

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares of the Funds are available for purchase only through exchange or reinvestment of dividends and capital gains for current holders of such shares of the Funds.

If you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. If you are a current shareholder of Investor B Shares, you may exchange your Investor B Shares for Investor B Shares of another BlackRock Fund. The sales charge that would have

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applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange. You will also pay ongoing combined distribution and service fees as follows:

	Investor B	Investor C
Delaware Municipal Fund	1.00%	1.00%
Ohio Municipal Fund	1.00%	1.00%
Kentucky Municipal Fund	1.00%	1.00%
New York Municipal Fund	0.50%	1.00%

Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% for each Fund of the purchase price of Investor B Shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares of each Fund within six years after, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the Shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

Delaware Municipal Fund, Ohio Municipal Fund and Kentucky Municipal Fund

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

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New York Municipal Fund

Years Since Purchase	Sales Charge[1,2]
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

1  The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.

2  Shares acquired prior to December 1, 2002, were subject to the four-year contingent deferred sales charge schedule then in effect, which has since expired.

Class B(1) Shares of a State Street Research & Management Company Fund purchased prior to its reorganization with a BlackRock Fund remain subject to the contingent deferred sales charge applicable to such Class B(1) Shares. All Investor B Shares of a BlackRock Fund purchased following the reorganizations will be subject to the contingent deferred sales charge of the BlackRock Fund. Class B(1) Shares of a State Street Research & Management Company Fund are subject to a contingent deferred sales charge at the rates shown in the chart below if they are redeemed within six years of purchase.

Years Since Purchase	Sales Charge[1]
0 – 1	5.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

1  The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares for the Delaware Municipal Fund, Ohio Municipal Fund and Kentucky Municipal Fund approximately seven years after purchase. Investor B Shares automatically convert into Investor A1 Shares, for the New York Municipal Fund, approximately ten years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both Funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you

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redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans;

■  Exchanges pursuant to the exchange privilege, as described in "How to Exchange Shares or Transfer your Account";

■  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate;

■  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

■  Involuntary redemptions made of shares in accounts with low balances;

■  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or their affiliates;

■  Redemptions related to the payment of PNC Trust Company custodial IRA fees;

■  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

■  Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums

■  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund

■  Certain qualified retirement plans

■  Investors in selected fee based programs

■  Clients of registered investment advisers who have $250,000 invested in the Fund

■  Trust department clients of PNC Bank, National Association and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

■  Holders of certain Merrill Lynch sponsored unit investment trusts ("UITs") who reinvest dividends received from such UITs in shares of a Fund

■  Employees, officers and directors/trustees of BlackRock Inc., BlackRock Funds, Merrill Lynch and Co, Inc. ("Merrill Lynch"), The PNC Financial Services Group, Inc. ("PNC") or their affiliates

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How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Professional, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Professional or other financial intermediary may help you with this decision.

A Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of a Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares detailed below.

How to Buy Shares

Your Choices	Information Important For You to Know
Initial Purchase	First, select the share class appropriate for you	Refer to the "Shares at-a-glance" table in this prospectus (be sure to read this prospectus carefully). Your financial professional can help you determine which share class is appropriate for you.
When you place a purchase order, you need to specify whether you want Investor A or C Shares. If you do not specify a class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares.

Next, determine the amount of your investment	• Refer to the minimum initial investment in the "Shares at-a-glance" tables of this prospectus. Be sure to note the maximum investment amount in Investor C Shares.
• The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs.
• See "Account Information — Details About the Share Classes" for information on lower initial investment requirements for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial intermediary submit your purchase order	The price of your shares is based on the next calculation of a Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("NYSE" or "Exchange") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to "BlackRock Funds" to PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., at the address on the application.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain programs, such as automatic investment plans, may have higher minimums.
(The minimums for additional purchases may be waived under certain circumstances.)

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How to Buy Shares

Your Choices		Information Important For You to Know
Add to Your Investment (continued)	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary, You may also be able to purchase by Internet by logging onto the BlackRock website at www.blackrock.com/funds. For more details on purchasing by Internet see below.

Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase by VRU. Investor Shares may also be purchased by use of the Fund's automated voice response unit service (VRU) at (800) 441-7762.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients' purchase orders of Institutional Shares placed by wire prior to the close of the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Each Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a Fund or any of its affiliates, incurred through fraudulent activity.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

Participate in the Automatic Investment Plan (AIP)	BlackRock's Automatic Investment Plan ("AIP") allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the "Account Services and Privileges" section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.
For shares purchased directly from a Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.
There is a $20 fee for each purchase check that is returned due to insufficient funds. A Fund does not accept third-party checks. You may also wire Federal funds to a Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

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How to Sell Shares

Your Choices	Information Important For You to Know
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C Shares or Institutional. The price of your shares is based on the next calculation of a Fund's net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Other financial intermediaries may charge a fee to process a redemption of shares. Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock	Methods of Redeeming:
Redeem by Telephone: You may sell shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional Shares. Different maximums may apply to investors in Institutional Shares. Call (800)-441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.
A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so.
Redeem by VRU: Investor shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.
Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

40

How to Sell Shares

Your Choices	Information Important For You to Know
Selling shares held directly with BlackRock (continued)	Payment of Redemption Proceeds:
Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.
Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request.
Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.
Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds' custodian is open for business. A Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for wiring redemption payments with respect to Institutional Shares is imposed by a Fund.
If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service.
A Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.
Payment by ACH: Redemption proceeds may be sent to the shareholder's bank account (checking or savings) via Automated Clearing House or "ACH." Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund's custodian is closed is normally sent on the next business day following redemption on which the Fund's custodian is open for business.
A Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by a Fund.
Note on Expedited Redemptions: Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. A Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.
* * *
If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Exchange
Shares or Transfer
Your Account

Your Choices		Information Important For You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another fund ("exchanging")	Investor A, Investor B, Investor C and Institutional Shares of a Fund are generally exchangeable for shares of the same class of another BlackRock Fund.
You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares Shares from one Fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the Fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other Funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.
You may only exchange into a share class and Fund that are open to new investors or in which you have a current account if the Fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the "Redemption Fee" section of this prospectus for additional information).
Some of the BlackRock funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.
To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. A Fund has the right to reject any telephone request for any reason.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Short Term Trading Policy" below.
For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800)-441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (AIP)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock's Automatic Investment Plan ("AIP") allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares at another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.	(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).
Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.
Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.
Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other Funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional Funds must meet minimum initial investment requirements. For more information, please call (800) 441-7762.

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Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.	To start a Systematic Withdrawal Plan ("SWP") a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.
To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No contingent deferred sales charge ("CDSC") will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1% and 3%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.
Ask your financial adviser or other financial intermediary for details.

Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

A Fund's Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the last paragraph in the section "How to Sell Shares",

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

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Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Investor A1 or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A or Investor A1 Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or other financial intermediary.

Short-Term Trading Policy

The Board of Directors/Trustees (the "Board") of each Fund has determined that the interests of long-term shareholders and each Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund's performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, each Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, that Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted

45

against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While a Fund monitors for market timing activity, that Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, that Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY
BlackRock All-Cap Global Resources Portfolio	BlackRock International Index Fund

BlackRock Aurora Portfolio	BlackRock International Opportunities Portfolio

BlackRock Commodity Strategies Fund	BlackRock International Value Fund

BlackRock EuroFund	BlackRock Latin America Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Pacific Fund, Inc.

BlackRock Global Dynamic Equity Fund	BlackRock Science & Technology Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global Resources Portfolio	BlackRock Small Cap Value Equity Portfolio

BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Fund	MFS Research International FDP Fund

FIXED INCOME
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted plans (the "Plans") that allow each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a fee ("distribution fees") to the Distributor, and/or affiliates of PNC or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including

46

BlackRock, PNC, Merrill Lynch and their affiliates) (each a "Financial Intermediary") for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B and Investor C Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor class shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor class shares of the Fund. All Investor class shares pay this shareholder servicing fee. Institutional shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor class shares:

(1)  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor class Shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares.

Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock. on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund's investment adviser, manages the Fund's investments and its business operations subject to the oversight of the Fund's Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.259 trillion in investment company and other portfolio assets under management as of September 30, 2008.

BlackRock serves as investment adviser to each Fund pursuant to a management agreement. BlackRock has entered into sub-advisory agreements with BlackRock Financial Management, Inc. ("BFM") or BlackRock Investment Management, LLC ("BIM"), each an affiliate of BlackRock, under which BlackRock pays each sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Delaware Municipal Fund, Ohio Municipal Fund and Kentucky Municipal Fund. BIM is responsible for the day-to-day management of the New York Municipal Fund.

For their management and sub-advisory services, BlackRock, BFM and BIM, as applicable, are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended June 30, 2008, the aggregate advisory fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of average daily net assets were:

Delaware Municipal Fund	0.34%
Ohio Municipal Fund	0.40%
Kentucky Municipal Fund	0.32%
New York Municipal Fund	0.54%

Delaware Municipal Fund, Kentucky Municipal Fund and Ohio Municipal Fund Total Annual Management Fee (Before Waivers)

With respect to the Delaware Municipal Fund and Kentucky Municipal Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

With respect to the Ohio Municipal Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

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BlackRock has agreed contractually to cap net expenses for the Delaware Municipal Fund, Kentucky Municipal Fund and Ohio Municipal Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's investment adviser or administrator and (3) the Board of Directors of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

New York Municipal Fund Total Annual Advisory Fees (Before Waivers)

With respect to the New York Municipal Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.550%
$500 million – $1 billion	0.525%
Greater than $1 billion	0.500%

A discussion of the basis for the Board's approval of the investment advisory agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund's annual shareholder report for the fiscal year ended June 30, 2008.

For all Funds, from time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund's Statement of Additional Information.

Delaware Municipal Fund,
Ohio Municipal Fund and
Kentucky Municipal Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O'Connor, CFA	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers from 2003 to 2006; Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Management ("MLIM") from 2000 to 2003.

Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003.

49

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Phillip Soccio, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2007	Vice President and Portfolio Manager of BlackRock since 2007; Management Team Member of various BlackRock money market funds from 2002 to 2007.

New York Municipal Fund

Timothy T. Browse, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Director and portfolio manager of BlackRock since 2006; Member of BlackRock's Fixed-Income Portfolio management Group; Vice President of MLIM since 2004.

Walter O'Connor, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003

Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the "Affiliates")) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and its shareholders. Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.

50

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund generally calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the "Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Funds' assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by a Fund's Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

51

Dividends, Distributions and Taxes

"BUYING A DIVIDEND"

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the Fund.

Each Fund intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes.

A Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund's investment in private activity bonds.

Generally, within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

52

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

Delaware Municipal Bond Portfolio

	Institutional
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.82	$9.92	$10.13	$10.23	$10.54
Net investment income	0.35[2]	0.43[2]	0.43[2]	0.43[2]	0.47[2]	0.52
Net realized and unrealized loss	(0.24)	(0.14)	(0.11)	(0.21)	(0.08)	(0.27)
Net increase from investment operations	0.11	0.29	0.32	0.22	0.39	0.25
Dividends and distributions from:
Net investment income	(0.33)	(0.41)	(0.42)	(0.43)	(0.49)	(0.56)
Net realized gain	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.34)	(0.41)	(0.42)	(0.43)	(0.49)	(0.56)
Net asset value, end of period	$9.47	$9.70	$9.82	$9.92	$10.13	$10.23
Total Investment Return
Based on net asset value	1.23%[3]	3.02%	3.34%	2.16%	3.92%	2.53%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[4]	0.67%[5]	0.68%	0.69%	0.70%	0.70%	0.70%
Total expenses, net of waivers and reimbursement	1.53%[5]	2.09%	1.95%	1.45%	1.17%	1.36%
Total expenses	1.74%[5]	2.22%	2.11%	1.67%	1.36%	1.56%
Net investment income	4.85%[5]	4.47%	4.43%	4.24%	4.61%	5.06%
Supplemental Data
Net assets, end of period (000)	$36,803	$36,995	$38,044	$46,782	$54,451	$54,512
Portfolio turnover	58%	11%	5%	8%	3%	26%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to the Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

53

Financial Highlights (continued)

Delaware Municipal Bond Portfolio

	Investor A
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.93	$10.13	$10.24	$10.54
Net investment income	0.33[2]	0.41[2]	0.40[2]	0.39[2]	0.42[2]	0.45
Net realized and unrealized loss	(0.24)	(0.15)	(0.11)	(0.20)	(0.09)	(0.24)
Net increase from investment operations	0.09	0.26	0.29	0.19	0.33	0.21
Dividends and Distributions from:
Net investment income	(0.32)	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)
Net realized gain	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.33)	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)
Net asset value, end of period	$9.47	$9.71	$9.83	$9.93	$10.13	$10.24
Total Investment Return[3]
Based on net asset value	0.91%[4]	2.74%	3.01%	1.85%	3.35%	2.15%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	0.95%[6]	0.95%	1.00%	1.09%	1.14%	1.17%
Total expenses, net of waivers and reimbursement	1.80%[6]	2.36%	2.26%	1.84%	1.61%	1.83%
Total expenses	2.03%[6]	2.51%	2.47%	2.01%	1.87%	2.02%
Net investment income	4.58%[6]	4.20%	4.11%	3.86%	4.16%	4.48%
Supplemental Data
Net assets, end of period (000)	$10,434	$10,448	$11,560	$14,421	$12,895	$8,634
Portfolio turnover	58%	11%	5%	8%	3%	26%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

54

Financial Highlights (continued)

Delaware Municipal Bond Portfolio

	Investor B
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.93	$10.14	$10.24	$10.54
Net investment income	0.28[2]	0.34[2]	0.33[2]	0.31[2]	0.35[2]	0.37
Net realized and unrealized loss	(0.24)	(0.15)	(0.11)	(0.21)	(0.08)	(0.23)
Net increase from investment operations	0.04	0.19	0.22	0.10	0.27	0.14
Dividends and distributions from:
Net investment income	(0.26)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net realized gain	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.27)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net asset value, end of period	$9.48	$9.71	$9.83	$9.93	$10.14	$10.24
Total Investment Return[3]
Based on net asset value	0.49%[4]	2.02%	2.26%	0.99%	2.68%	1.38%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.65%[6]	1.65%	1.72%	1.84%	1.89%	1.92%
Total expenses, net of waivers and reimbursement	2.50%[6]	3.06%	2.98%	2.59%	2.36%	2.58%
Total expenses	2.81%[6]	3.28%	3.16%	2.67%	2.49%	2.75%
Net investment income	3.89%[6]	3.48%	3.40%	3.10%	3.42%	3.70%
Supplemental Data
Net assets, end of period (000)	$3,819	$4,675	$6,213	$7,524	$8,606	$8,528
Portfolio turnover	58%	11%	5%	8%	3%	26%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

55

Financial Highlights (continued)

Delaware Municipal Bond Portfolio

	Investor C
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.93	$10.13	$10.24	$10.54
Net investment income	0.28[2]	0.34[2]	0.33[2]	0.31[2]	0.35[2]	0.37
Net realized and unrealized loss	(0.25)	(0.15)	(0.11)	(0.20)	(0.09)	(0.23)
Net increase from investment operations	0.03	0.19	0.22	0.11	0.26	0.14
Dividends and distributions from:
Net investment income	(0.26)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net realized gain	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.27)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)
Net asset value, end of period	$9.47	$9.71	$9.83	$9.93	$10.13	$10.24
Total Investment Return[3]
Based on net asset value	0.39%[4]	2.02%	2.26%	1.10%	2.58%	1.38%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.65%[6]	1.65%	1.73%	1.85%	1.89%	1.91%
Total expenses, net of waivers and reimbursement	2.50%[6]	3.06%	2.99%	2.60%	2.36%	2.57%
Total expenses	2.79%[6]	3.27%	3.15%	2.67%	2.49%	2.74%
Net investment income	3.89%[6]	3.49%	3.41%	3.11%	3.43%	3.56%
Supplemental Data
Net assets, end of period (000)	$6,863	$7,629	$9,551	$13,293	$14,500	$14,529
Portfolio turnover	58%	11%	5%	8%	3%	26%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

56

Financial Highlights (continued)

Ohio Municipal Bond Portfolio

	Institutional
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.52	$10.64	$10.88	$10.87	$11.09
Net investment income	0.35[2]	0.46[2]	0.48[2]	0.48[2]	0.54[2]	0.52
Net realized and unrealized loss	(0.24)	(0.20)	(0.13)	(0.21)	(0.03)	(0.22)
Net increase from investment operations	0.11	0.26	0.35	0.27	0.51	0.30
Dividends and distributions from:
Net investment income	(0.34)	(0.44)	(0.47)	(0.51)	(0.50)	(0.52)
Net realized gain	(0.03)	—	—	—	—	—
Total dividends and distributions	(0.37)	(0.44)	(0.47)	(0.51)	(0.50)	(0.52)
Net asset value, end of period	$10.08	$10.34	$10.52	$10.64	$10.88	$10.87
Total Investment Return
Based on net asset value	0.99%[3]	2.54%	3.37%	2.55%	4.82%	2.79%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[4]	0.60%[5]	0.60%	0.60%	0.60%	0.60%	0.60%
Total expenses, net of waivers and reimbursement	0.89%[5]	1.38%	1.27%	1.04%	0.84%	0.93%
Total expenses	1.03%[5]	1.49%	1.42%	1.29%	1.08%	1.16%
Net investment income	4.52%[5]	4.45%	4.56%	4.47%	4.97%	4.78%
Supplemental Data
Net assets, end of period (000)	$86,352	$85,200	$87,546	$100,501	$96,730	$97,589
Portfolio turnover	43%	21%	13%	9%	5%	15%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

57

Financial Highlights (continued)

Ohio Municipal Bond Portfolio

	Investor A
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.52	$10.64	$10.88	$10.87	$11.09
Net investment income	0.33[2]	0.44[2]	0.45[2]	0.44[2]	0.49[2]	0.46
Net realized and unrealized loss	(0.23)	(0.20)	(0.14)	(0.21)	(0.03)	(0.21)
Net increase from investment operations	0.10	0.24	0.31	0.23	0.46	0.25
Dividends and distributions from:
Net investment income	(0.32)	(0.42)	(0.43)	(0.47)	(0.45)	(0.47)
Net realized gain	(0.03)	—	—	—	—	—
Total dividends and distributions	(0.35)	(0.42)	(0.43)	(0.47)	(0.45)	(0.47)
Net asset value, end of period	$10.09	$10.34	$10.52	$10.64	$10.88	$10.87
Total Investment Return[3]
Based on net asset value	0.90%[4]	2.29%	3.05%	2.14%	4.34%	2.31%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	0.85%[6]	0.85%	0.90%	0.99%	1.07%	1.08%
Total expenses, net of waivers and reimbursement	1.14%[6]	1.63%	1.57%	1.43%	1.31%	1.41%
Total expenses	1.36%[6]	1.81%	1.81%	1.64%	1.58%	1.64%
Net investment income	4.26%[6]	4.21%	4.26%	4.05%	4.56%	4.32%
Supplemental Data
Net assets, end of period (000)	$7,833	$6,938	$7,557	$8,873	$5,043	$7,494
Portfolio turnover	43%	21%	13%	9%	5%	15%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

58

Financial Highlights (continued)

Ohio Municipal Bond Portfolio

	Investor B
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.52	$10.64	$10.88	$10.87	$11.09
Net investment income	0.27[2]	0.35[2]	0.36[2]	0.36[2]	0.41[2]	0.39
Net realized and unrealized loss	(0.24)	(0.20)	(0.13)	(0.21)	(0.03)	(0.23)
Net increase from investment operations	0.03	0.15	0.23	0.15	0.38	0.16
Dividends and distributions from:
Net investment income	(0.25)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net realized gain	(0.03)	—	—	—	—	—
Total dividends and distributions	(0.28)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net asset value, end of period	$10.09	$10.34	$10.52	$10.64	$10.88	$10.87
Total Investment Return[3]
Based on net asset value	0.27%[4]	1.43%	2.22%	1.38%	3.57%	1.54%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.69%[6]	1.69%	1.72%	1.75%	1.79%	1.82%
Total expenses, net of waivers and reimbursement	1.98%[6]	2.47%	2.39%	2.19%	2.03%	2.15%
Total expenses	2.09%[6]	2.55%	2.46%	2.29%	2.21%	2.38%
Net investment income	3.45%[6]	3.38%	3.46%	3.32%	3.78%	3.55%
Supplemental Data
Net assets, end of period (000)	$4,157	$5,142	$7,070	$9,424	$10,280	$10,453
Portfolio turnover	43%	21%	13%	9%	5%	15%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

59

Financial Highlights (continued)

Ohio Municipal Bond Portfolio

	Investor C
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.53	$10.65	$10.89	$10.87	$11.09
Net investment income	0.27[2]	0.35[2]	0.36[2]	0.36[2]	0.41[2]	0.40
Net realized and unrealized loss	(0.25)	(0.20)	(0.13)	(0.21)	(0.02)	(0.24)
Net increase from investment operations	0.02	0.15	0.23	0.15	0.39	0.16
Dividends and distributions from:
Net investment income	(0.25)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net realized gain	(0.03)	—	—	—	—	—
Total dividends and distributions	(0.28)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)
Net asset value, end of period	$10.09	$10.35	$10.53	$10.65	$10.89	$10.87
Total Investment Return[3]
Based on net asset value	0.18%[4]	1.42%	2.24%	1.38%	3.66%	1.54%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.67%[6]	1.70%	1.69%	1.74%	1.77%	1.82%
Total expenses, net of waivers and reimbursement	1.97%[6]	2.48%	2.36%	2.18%	2.01%	2.15%
Total expenses	2.08%[6]	2.56%	2.44%	2.28%	2.19%	2.38%
Net investment income	3.44%[6]	3.37%	3.46%	3.30%	3.80%	3.55%
Supplemental Data
Net assets, end of period (000)	$6,100	$6,002	$7,832	$7,063	$5,411	$5,740
Portfolio turnover	43%	21%	13%	9%	5%	15%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

60

Financial Highlights (continued)

Kentucky Municipal Bond Portfolio

	Institutional
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$9.58	$9.69	$9.73	$9.77	$9.99
Net investment income	0.33[2]	0.41[2]	0.46[2]	0.46[2]	0.45[2]	0.48
Net realized and unrealized loss	(0.26)	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)
Net increase from investment operations	0.07	0.20	0.28	0.32	0.38	0.28
Dividends and distributions from:
Net investment income	(0.31)	(0.51)	(0.39)	(0.36)	(0.42)	(0.50)
Net realized gain	(0.02)	—	—	—	—	—
Total dividends and distributions	(0.33)	(0.51)	(0.39)	(0.36)	(0.42)	(0.50)
Net asset value, end of period	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77
Total Investment Return
Based on net asset value	0.75%[3]	2.13%	3.01%	3.35%	4.01%	2.95%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[4]	0.62%[5]	0.62%	0.66%	0.70%	0.70%	0.70%
Total expenses, net of waivers and reimbursement	0.83%[5]	1.02%	1.22%	1.05%	0.86%	0.88%
Total expenses	1.06%[5]	1.19%	1.39%	1.26%	1.05%	1.06%
Net investment income	4.86%[5]	4.41%	4.81%	4.69%	4.61%	4.94%
Supplemental Data
Net assets, end of period (000)	$61,330	$80,671	$61,918	$71,188	$78,549	$115,104
Portfolio turnover	21%	39%	8%	4%	7%	34%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

61

Financial Highlights (continued)

Kentucky Municipal Bond Portfolio

	Investor A
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$9.58	$9.69	$9.73	$9.77	$9.99
Net investment income	0.32[2]	0.38[2]	0.43[2]	0.42[2]	0.41[2]	0.44
Net realized and unrealized loss	(0.27)	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)
Net increase from investment operations	0.05	0.17	0.25	0.28	0.34	0.24
Dividends and distributions from:
Net investment income	(0.29)	(0.48)	(0.36)	(0.32)	(0.38)	(0.46)
Net realized gain	(0.02)	—	—	—	—	—
Total dividends and distributions	(0.31)	(0.48)	(0.36)	(0.32)	(0.38)	(0.46)
Net asset value, end of period	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77
Total Investment Return[3]
Based on net asset value	0.56%[4]	1.86%	2.68%	2.95%	3.53%	2.46%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	0.89%[6]	0.87%	0.97%	1.09%	1.15%	1.17%
Total expenses, net of waivers and reimbursement	1.10%[6]	1.27%	1.53%	1.44%	1.31%	1.35%
Total expenses	1.33%[6]	1.46%	1.75%	1.61%	1.52%	1.53%
Net investment income	4.59%[6]	4.07%	4.50%	4.28%	4.19%	4.42%
Supplemental Data
Net assets, end of period (000)	$8,489	$14,185	$6,240	$6,377	$5,482	$4,701
Portfolio turnover	21%	39%	8%	4%	7%	34%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

62

Financial Highlights (continued)

Kentucky Municipal Bond Portfolio

	Investor B
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$9.58	$9.69	$9.73	$9.77	$9.99
Net investment income	0.27[2]	0.33[2]	0.36[2]	0.35[2]	0.33[2]	0.36
Net realized and unrealized loss	(0.27)	(0.22)	(0.18)	(0.14)	(0.07)	(0.20)
Net increase from investment operations	—	0.11	0.18	0.21	0.26	0.16
Dividends and distributions from:
Net investment income	(0.24)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net realized gain	(0.02)	—	—	—	—	—
Total dividends and distributions	(0.26)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net asset value, end of period	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77
Total Investment Return[3]
Based on net asset value	0.02%[4]	1.14%	1.94%	2.18%	2.76%	1.70%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.60%[6]	1.60%	1.71%	1.85%	1.89%	1.92%
Total expenses, net of waivers and reimbursement	1.81%[6]	2.00%	2.27%	2.20%	2.05%	2.10%
Total expenses	2.11%[6]	2.24%	2.47%	2.27%	2.18%	2.27%
Net investment income	3.89%[6]	3.46%	3.78%	3.55%	3.44%	3.64%
Supplemental Data
Net assets, end of period (000)	$1,431	$1,714	$2,233	$3,578	$3,897	$3,795
Portfolio turnover	21%	39%	8%	4%	7%	34%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

63

Financial Highlights (continued)

Kentucky Municipal Bond Portfolio

	Investor C
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.29	$9.61	$9.71	$9.76	$9.79	$10.02
Net investment income	0.27[2]	0.31[2]	0.36[2]	0.35[2]	0.33[2]	0.36
Net realized and unrealized loss	(0.27)	(0.21)	(0.17)	(0.15)	(0.06)	(0.21)
Net increase from investment operations	—	0.10	0.19	0.20	0.27	0.15
Dividends and distributions from:
Net investment income	(0.24)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net realized gain	(0.02)	—	—	—	—	—
Total dividends and distributions	(0.26)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)
Net asset value, end of period	$9.03	$9.29	$9.61	$9.71	$9.76	$9.79
Total Investment Return[3]
Based on net asset value	0.02%[4]	1.06%	2.04%	2.07%	2.86%	1.59%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	1.60%[6]	1.58%	1.68%	1.86%	1.88%	1.92%
Total expenses, net of waivers and reimbursement	1.81%[6]	1.98%	2.24%	2.21%	2.04%	2.10%
Total expenses	2.11%[6]	2.21%	2.41%	2.27%	2.16%	2.28%
Net investment income	3.85%[6]	3.30%	3.75%	3.55%	3.43%	3.69%
Supplemental Data
Net assets, end of period (000)	$6,080	$8,347	$1,115	$938	$1,399	$1,179
Portfolio turnover	21%	39%	8%	4%	7%	34%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

64

Financial Highlights (continued)

New York Municipal Bond Fund

	Institutional
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.84	$11.10	$11.05	$11.03	$11.23	$11.46
Net investment income[1]	0.36	0.49	0.51	0.54	0.54	0.55
Net realized and unrealized gain (loss)	(0.46)	(0.26)	0.04	0.02	(0.20)	(0.23)
Net increase (decrease) from investment operations	(0.10)	0.23	0.55	0.56	0.34	0.32
Dividends and distributions from:
Net investment income	(0.36)	(0.49)	(0.50)	(0.54)	(0.54)	(0.55)
Net realized gain	—	—	—	—	—[2]	—
Total dividends and distributions	(0.36)	(0.49)	(0.50)	(0.54)	(0.54)	(0.55)
Net asset value, end of period	$10.38	$10.84	$11.10	$11.05	$11.03	$11.23
Total Investment Return[6]
Based on net asset value	(0.91)%[3]	2.12%	5.19%	5.15%	3.15%	2.89%
Ratios to Average Net Assets
Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[4]	0.74%[5]	0.73%	0.74%	0.74%	0.74%	0.74%
Total expenses, after fees waived and paid indirectly	0.81%[5]	0.85%	0.90%	0.89%	0.82%	0.83%
Total expenses, after fees waived and before fees paid indirectly	0.81%[5]	0.85%	0.90%	0.89%	0.82%	0.83%
Total expenses	0.82%[5]	0.85%	0.90%	0.89%	0.83%	0.83%
Net investment income	4.56%[5]	4.51%	4.64%	4.89%	4.90%	4.92%
Supplemental Data
Net assets, end of period (000)	$17,949	$14,927	$10,995	$10,593	$10,332	$10,275
Portfolio turnover	16%	19%	46%	24%	20%	49%

1  Based on average shares outstanding.

2  Amount is less than $(0.01) per share.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

6  Total investment returns exclude the effects of any sales charges.

65

Financial Highlights (continued)

New York Municipal Bond Fund

	Investor A
	Period Oct. 1, 2007 to June 30, 2008	Period Oct. 2, 2006[1] to Sept. 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.85	$11.10
Net investment income[2]	0.34	0.46
Net realized and unrealized gain (loss)	(0.46)	(0.25)
Net increase (decrease) from investment operations	(0.12)	0.21
Dividends and distributions from:
Net investment income	(0.34)	(0.46)
Net realized gain	—	—
Total dividends and distributions	(0.34)	(0.46)
Net asset value, end of period	$10.39	$10.85
Total Investment Return[3]
Based on net asset value	(1.10)%[4]	1.93%[4]
Ratios to Average Net Assets
Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	0.99%[6]	0.99%[6]
Total expenses, after fees waived and paid indirectly	1.06%[6]	1.10%[6]
Total expenses, after fees waived and before fees paid indirectly	1.06%[6]	1.10%[6]
Total expenses	1.07%[6]	1.10%[6]
Net investment income	4.31%[6]	4.27%[6]
Supplemental Data
Net assets, end of period (000)	$16,181	$11,964
Portfolio turnover	16%	19%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

66

Financial Highlights (continued)

New York Municipal Bond Fund

	Investor B
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.84	$11.10	$11.06	$11.04	$11.23	$11.46
Net investment income[1]	0.33	0.44	0.45	0.49	0.49	0.50
Net realized and unrealized gain (loss)	(0.47)	(0.26)	0.04	0.01	(0.20)	(0.24)
Net increase (decrease) from investment operations	(0.14)	0.18	0.49	0.50	0.29	0.26
Dividends and distributions from:
Net investment income	(0.32)	(0.44)	(0.45)	(0.48)	(0.48)	(0.49)
Net realized gain	—	—	—	—	—[2]	—
Total dividends and distributions	(0.32)	(0.44)	(0.45)	(0.48)	(0.48)	(0.49)
Net asset value, end of period	$10.38	$10.84	$11.10	$11.06	$11.04	$11.23
Total Investment Return[3]
Based on net asset value	(1.29)%[4]	1.60%	4.56%	4.62%	2.72%	2.38%
Ratios to Average Net Assets
Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	1.24%[6]	1.24%	1.25%	1.25%	1.25%	1.25%
Total expenses, after fees waived and paid indirectly	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.33%
Total expenses, after fees waived and before fees paid indirectly	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.33%
Total expenses	1.31%[6]	1.36%	1.41%	1.40%	1.33%	1.34%
Net investment income	4.06%[6]	3.99%	4.14%	4.38%	4.39%	4.41%
Supplemental Data
Net assets, end of period (000)	$18,535	$25,264	$34,921	$45,506	$57,409	$78,510
Portfolio turnover	16%	19%	46%	24%	20%	49%

1  Based on average shares outstanding.

2  Amount is less than $(0.01) per share.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

67

Financial Highlights (continued)

New York Municipal Bond Fund

	Investor C
	Period Oct. 1, 2007 to June 30, 2008	Period Oct. 2, 2006[1] to Sept. 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.84	$11.10
Net investment income[2]	0.28	0.37
Net realized and unrealized gain (loss)	(0.46)	(0.25)
Net increase (decrease) from investment operations	(0.18)	0.12
Dividends and distributions from:
Net investment income	(0.28)	(0.38)
Net realized gain	—	—
Total dividends and distributions	(0.28)	(0.38)
Net asset value, end of period	$10.38	$10.84
Total Investment Return[3]
Based on net asset value	(1.65)%[4]	1.08%[4]
Ratios to Average Net Assets
Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	1.74%[6]	1.74%[6]
Total expenses, after fees waived and paid indirectly	1.81%[6]	1.85%[6]
Total expenses, after fees waived and before fees paid indirectly	1.81%[6]	1.85%[6]
Total expenses	1.82%[6]	1.85%[6]
Net investment income	3.57%[6]	3.52%[6]
Supplemental Data
Net assets, end of period (000)	$8,535	$4,611
Portfolio turnover	16%	19%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

68

General Information

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BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

69

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds — Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds — Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index — An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Bonds — Debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Lease Obligations — These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Notes — Shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

Revenue Bonds — Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds — Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

71

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund's marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

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For More Information

Fund and Service Providers

THE FUNDS

BlackRock Funds II
BlackRock Multi-State Municipal Series Trust
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
(formerly known as PFPC Inc.)
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(New York Municipal Bond Fund)
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond)
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103-3984

ACCOUNTING SERVICES PROVIDER

(New York Municipal Bond Fund)
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

(Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond)
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIANS

(New York Municipal Bond Fund)
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

(Delaware Municipal Bond Fund, Ohio Municipal Bond Fund and Kentucky Municipal Bond Fund)
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds' investments. The annual report describes each Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 28, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II or BlackRock Multi-State Municipal Series Trust
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II or BlackRock Multi-State Municipal Series Trust
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST: INVESTMENT COMPANY ACT FILE NO. 811-4375

PRO-10342-1008

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Delaware Municipal Bond Portfolio

BlackRock Ohio Municipal Bond Portfolio

BlackRock Kentucky Municipal Bond Portfolio

Service Shares

Prospectus
October 28, 2008

This Prospectus contains information you should know before investing in Service Shares of the Funds, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds' investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

This page is not part of the prospectus.

Table of Contents

Funds Overview	Key facts and details about the funds listed in this Prospectus including investment objectives, risk factors, fee and expense information, and historical performance information.

	Key Facts About the Funds	4

	Delaware Municipal Bond Portfolio	4

	Ohio Municipal Bond Portfolio	9

	Kentucky Municipal Bond Portfolio	13

Details About the Funds	How Each Fund Invests	18

	Investment Risks	21

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments

	How to Choose the Share Class that Best Suits Your Needs	25

	How to Buy, Sell, Exchange and Transfer Shares	26

	Fund's Rights	29

	Short-Term Trading Policy	29

	Redemption Fee	30

	Distribution and Service Payments	31

Management of the Fund	Information about BlackRock and the Portfolio Managers

	BlackRock	32

	Portfolio Manager Information	33

	Conflicts of Interest	33

	Valuation of Fund Investments	34

	Dividends, Distributions and Taxes	35

Financial Highlights	Financial Performance of the Funds	37

General Information	Shareholder Documents	40

	Certain Fund Policies	40

	Statement of Additional Information	41

Glossary	Glossary	42

For More Information	Service Providers	Inside back cover

	Additional Information	Back cover

Funds Overview

Key facts about the Funds

This prospectus provides information about the Service Shares of the Delaware Municipal Bond Portfolio, the Ohio Municipal Fund Portfolio and the Kentucky Municipal Bond Portfolio of BlackRock Funds II. The portfolios are collectively referred to in this prospectus as the "Funds." Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund's investment adviser is BlackRock Advisors, LLC ("BlackRock").

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Delaware Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of the Delaware Municipal Bond Portfolio (the "Delaware Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Delaware income taxes as is consistent with the investment policies of the fund.

What is the Fund's main investment strategy?

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

4

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Delaware. As a result, the Fund is more exposed to risks affecting issuers of Delaware municipal securities than is a municipal securities fund that invests more widely.

Since fiscal 2002, Delaware's economic performance has largely matched or exceeded national trends. Over that period, Delaware's rate of employment and income growth exceeded that of the United States, and while the State's ties to the national economy are unmistakable, throughout the recent business cycle, Delaware consistently posted lower unemployment rates than the United States. The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

5

For additional information about the Delaware Municipal Fund's risks, see Investment Risks below.

Who should invest?

The Delaware Municipal Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Delaware state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Delaware, changes in interest rates or adverse changes in the price of bonds in general

6

Risk/Return Information

The chart and table shown below give you a picture of the Delaware Municipal Fund's long-term performance for Service Shares. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

As of May 2, 2002, there were no Service Shares outstanding. The performance of Service Shares for the period in which they were not outstanding is based on the performance of Institutional Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class's launch. This information may be considered when assessing the fund's performance, but does not represent the actual performance of this share class.

Service Shares
ANNUAL TOTAL RETURNS
Delaware Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.55% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004). The year-to-date return as of September 30, 2008 was -2.33%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception[2]
Delaware Municipal Fund - Service Shares
Return Before Taxes[1]	3.37%	3.06%	4.30%
Return After Taxes on Distributions[1]	3.32%	3.05%	4.25%
Return After Taxes on Distributions and Sale of Shares[1]	3.64%	3.23%	4.30%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.26%

1  Includes all applicable fees and sales charges.

2  Fund inception date is May 11, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Delaware Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.38%
Interest Expense[2]	0.85%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Fund Operating Expenses[2,3]	2.04%
Fee Waivers and Expense Reimbursements[3,4]	0.18%
Net Expenses[2,3,4]	1.86%

1  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

2  For Financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Service Shares would be 1.19%.

3  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses.

4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 1.00% of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Delaware Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$189	$622	$1,082	$2,355

For financial reporting purposes, the Delaware Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$360	$637	$1,427

8

Ohio Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of the Ohio Municipal Bond Portfolio (the "Ohio Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Ohio income taxes as is consistent with the investment policies of the fund.

What is the Fund's main investment strategy?

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in the Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

9

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Ohio. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities than is a municipal securities fund that invests more widely.

Although Ohio has become increasingly reliant on the service and non-manufacturing sectors, the state continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risk. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Ohio Municipal Fund's risks, see Investment Risks below.

Who should invest?

The Ohio Municipal Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Ohio state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Ohio, changes in interest rates or adverse changes in the price of bonds in general

■  Are looking for an investment that provides current income generally exempt from the Federal Alternative Minimum Tax

10

Risk/Return Information

The chart and table shown below give you a picture of the Ohio Municipal Fund's long-term performance for Service Shares. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.03% (quarter ended December 31, 2000) and the lowest return for a quarter was -2.46% (quarter ended June 30, 1999). The year-to-date return as of September 30, 2008 was -3.27%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Ohio Municipal Fund - Service Shares
Return Before Taxes[1]	3.03%	3.22%	4.36%
Return After Taxes on Distributions[1]	2.94%	3.08%	4.28%
Return After Taxes on Distributions and Sale of Shares[1]	3.38%	3.24%	4.33%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.18%

1  Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

11

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Ohio Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.26%
Interest Expense[2]	0.29%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses[2,3]	1.32%
Fee Waivers and Expense Reimbursements[3,4]	0.11%
Net Expenses[2,3,4]	1.21%

1  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

2  For financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Service Shares would be 1.03%.

3  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses.

4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service Shares are estimated to be 0.89% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Ohio Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$123	$407	$713	$1,581

For financial reporting purposes, the Ohio Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$94	$317	$558	$1,249

12

Kentucky Municipal Bond Portfolio

What is the Fund's investment objective?

The investment objective of the Kentucky Municipal Bond Portfolio (the "Kentucky Municipal Fund") is to seek to provide shareholders with income exempt from Federal and Kentucky income taxes as is consistent with the investment policies of the fund.

What is the Fund's main investment strategy?

Under normal circumstances, the Fund will invest at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from the Federal Alternative Minimum Tax. The Fund's investment strategy emphasizes municipal securities that are investment-grade quality and maturity in the ten to twenty year range. The Fund's main investment strategy may include buying and selling derivatives (including options, futures and swaps) for hedging purposes or to enhance income and also purchasing tender option bonds.

What are the main risks of investing in Fund?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■  Concentration Risk. Concentration risk is the risk that the Fund invests a significant percent of its assets in municipal securities of issuers whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal, governmental and economic risks relating to those projects.

■  Derivatives Risk. Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

13

■  Tender Option Bonds Risk. Tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  State Specific Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of Kentucky. As a result, the Fund is more exposed to risks affecting issuers of Kentucky municipal securities than is a municipal securities fund that invests more widely.

Kentucky currently relies more heavily than the national average on manufacturing jobs. Kentucky's employment composition has changed over the last decade as growth in manufacturing employment slowed and then declined. However, employment in the state is still relatively concentrated in the goods-producing sector (manufacturing, mining, and construction) as compared to the national average. During the last several years this concentration in manufacturing employment has been to Kentucky's disadvantage in terms of its growth in personal income and employment as compared to the national averages. Kentucky's growth in employment and personal income has lagged as manufacturing facilities have moved to low-cost centers abroad and the ones that remain have seen a surge in productivity without a concomitant increase in wages. Currently, the major sources of economic growth in Kentucky are in the natural resources and mining, education and health services, and leisure and hospitality sectors. As in many other states heavily dependent on the goods-producing sector, economic activity in Kentucky may be more cyclical than in some other states or in the nation as a whole.

■  Leverage Risk. Leverage risk includes the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Liquidity Risks. Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

■  Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Junk Bond Risk. Junk bond risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

For additional information about the Kentucky Municipal Fund's risks, see Investment Risks below.

Who should invest?

The Kentucky Municipal Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides current income exempt from Federal income tax and Kentucky state income tax

■  Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■  Are looking for liquidity

■  Can tolerate the risk of loss caused by negative political or economic developments in Kentucky, changes in interest rates or adverse changes in the price of bonds in general

14

Risk/Return Information

The chart and table shown below give you a picture of the Kentucky Municipal Fund's long-term performance for Service Shares. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
Kentucky Municipal Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.19% (quarter ended September 30, 2004) and the lowest return for a quarter was -1.91% (quarter ended June 30, 1999). The year-to-date return as of September 30, 2008 was -3.10%.

As of 12/31/07 AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception[2]
Kentucky Municipal Fund - Service Shares
Return Before Taxes[1]	2.11%	3.00%	3.78%
Return After Taxes on Distributions[1]	2.02%	2.86%	3.66%
Return After Taxes on Distributions and Sale of Shares[1]	3.06%	3.05%	3.77%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	3.36%	4.30%	5.26%

1  Includes all applicable fees and sales charges.

2  Fund inception date is May 11, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

15

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Kentucky Municipal Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.34%
Interest Expense[2]	0.21%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Fund Operating Expenses[2,3]	1.36%
Fee Waivers and Expense Reimbursements[3,4]	0.14%
Net Expenses[2,3,4]	1.22%

1  PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

2  For Financial reporting purposes, the Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Service Shares would be 1.15%.

3  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include Acquired Fund Fees and Expenses.

4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 1.00% of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the Net Expenses for the Service Shares are estimated to be 0.90% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

16

Example:

This example is intended to help you compare the cost of investing in the Kentucky Municipal Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$124	$417	$731	$1,623

For financial reporting purposes, the Kentucky Municipal Fund is required to report interest expense associated with the Fund's investments in tender option bond trusts (also known as "inverse floaters"). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$351	$619	$1,385

17

Details About the Funds

How Each Fund Invests

Investment Process

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

■  Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.

■  Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

■  Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

Delaware Municipal Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE DELAWARE MUNICIPAL FUND

The Delaware Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Delaware Municipal Fund is to provide shareholders with income exempt from Federal and Delaware income taxes as is consistent with the investment policies of the Fund.

Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Delaware state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Delaware state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the Fund may invest more than 25% of its assets in municipal securities related to water and sewer systems.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

18

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds), with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Ohio Municipal Fund

ABOUT THE PORTFOLIO MANAGER OF THE OHIO MUNICIPAL FUND

The Ohio Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Ohio Municipal Fund is to provide shareholders with income exempt from Federal and Ohio income taxes as is consistent with the investment policies of the Fund.

Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Ohio state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Ohio state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the Fund may invest more than 25% of its assets in municipal securities related to water and sewer systems.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds), with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Kentucky Municipal Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE KENTUCKY MUNICIPAL FUND

The Kentucky Municipal Fund is managed by a team of financial professionals comprised of Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor, CFA. Please see "Management of the Fund—Portfolio Manager Information" for additional information on the portfolio management team.

Investment Goal:

The investment objective of the Kentucky Municipal Fund is to provide shareholders with income exempt from Federal and Kentucky income taxes as is consistent with the investment policies of the Fund.

19

Primary Investment Strategies

The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the Fund management team believes is exempt from regular Federal income tax and Kentucky state income tax (municipal securities). The interest on these securities may not be exempt from Federal Alternative Minimum Tax. The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax, and Kentucky state income tax. The Fund emphasizes municipal securities in the ten to twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects.

The Fund's management team may, when consistent with the Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives), for hedging purposes (including anticipatory hedges) or to enhance income. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives to enhance income, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Other Strategies:

In addition to the main strategies discussed above, the Funds may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■  For temporary periods of extreme market conditions, the Funds may invest more than 20% of their assets in securities that are not municipal securities (and therefore are subject to regular Federal and State income tax). Each Fund, as a temporary defensive measure, may invest in an unlimited amount of short term taxable or tax-exempt money market obligations. Such a temporary defensive strategies would be inconsistent with each Fund's primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing each Fund's opportunity to achieve its investment goal.

■  Investments in taxable money market securities as well as some of the derivatives discussed below may cause a Fund to have taxable investment income and taxable realized gains. Each Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

■  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value.

■  Each of the Funds may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities.

■  Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the fund at an established price with payment and delivery taking place in the future. The fund enters into these transactions to obtain what is considered an advantageous price to the fund at the time of entering into the transaction.

■  Each Fund may invest uninvested cash balances in affiliated money market funds. Each Fund may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in exchange traded funds ("ETFs"), which are typically open-end funds or unit investment trusts listed on a stock exchange.

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■  Each Fund may engage in active and frequent trading of portfolio securities to achieve their primary investment strategies. Any capital appreciation realized by a Fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

■  Each Fund may enter into repurchase agreements.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Policies" in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that the Funds will meet their objectives or that a Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Concentration Risk — Concentration risk is the risk that the fund invests a significant percent of its assets in municipal securities of issuers located in a single state or whose interest is paid solely from revenues of similar projects. This type of concentration exposes a Fund to the legal, governmental and economic risks relating to that state and those projects.

Tender Option Bonds and Related Securities — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Derivatives Risks. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the

21

underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of a Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields

Non-Diversification Risk — Since the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

Junk Bond Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for

22

junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

Indexed and Inverse Floating Rate Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Funds may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Repurchase Agreements, Purchase and Sale Contracts — Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Insured Municipal Bonds — Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond's market value.

Investment in Other Investment Companies — The Fund may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and

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selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Taxability Risk — There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Delaware Municipal Fund, Ohio Municipal Fund and the Kentucky Municipal Fund currently offer five share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institutions (such as banks and brokerage firms) ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

The Funds' shares are distributed by BlackRock Investments, Inc. (the "Distributor"), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Funds.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions(SM) asset allocation program.Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer's account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer's ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.

Redemption Fees?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability

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How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Professional or Financial Intermediary may help you with this decision.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, or transfer of shares.

How to Buy Shares

	Your Choices	Important Information For You to Know
Initial Purchase	First, select the share class appropriate for you	Refer to the share class table in this prospectus (be sure to read this prospectus carefully). Your financial professional or financial intermediary can help you determine which share class is appropriate for you.

	Next, determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.

Have your financial intermediary submit your purchase order	The price of your shares is based on the next calculation of the Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your Investment	Purchase additional shares	There is no minimum amount for additional investments.

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.

Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients' purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

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How to Buy Shares

	Your Choices	Important Information For You to Know
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
The Fund employs reasonable procedures to confirm that transaction entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942 or contact your financial intermediary (if your account is not held directly with BlackRock).

How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

How to Sell Shares
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures will vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.

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How to Sell Shares

Your Choices	Important Information For You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock	Methods of Redeeming:
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds, c/o PNC Global Investment Services (U.S.) Inc., P.O. Box 9819, Providence, RI 02940. Under certain circumstances a medallion signature guarantee will be required.
Payment of Redemption Proceeds by Wire Transfer:
Payment for redeemed Shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.
Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers for redemption services. You are responsible for any additional charges imposed by your bank for wire transfers.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer
Your Account

	Your Choices	Important Information For You to Know
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

The Funds' Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the last paragraph in the section "How to Sell Shares",

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $5,000 due to redemptions you have made. You will be notified that the value of your account is less than $5,000 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $5,000 before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Directors/Trustees (the "Board") of each Fund has determined that the interests of long-term shareholders and each Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." Each Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund's performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

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The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, that Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While a Fund monitors for market timing activity, that Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, that Fund's distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

Redemption Fee

The Fund does not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Global Resources Portfolio	BlackRock International Index Fund

BlackRock Aurora Portfolio	BlackRock International Opportunities Portfolio

BlackRock Commodity Strategies Fund	BlackRock International Value Fund

BlackRock EuroFund	BlackRock Latin America Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Pacific Fund, Inc.

BlackRock Global Dynamic Equity Fund	BlackRock Science & Technology Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global Resources Portfolio	BlackRock Small Cap Value Equity Portfolio

BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Fund	MFS Research International FDP Fund

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FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted plans (the "Plans") that allow each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, the Funds pay shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Service class shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service class shares of the Fund. All Service class shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service class shares:

(1)  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor class shares;

(2)  Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares.

Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund's investment adviser, manages the Fund's investments and its business operations subject to the oversight of the Fund's Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.259 trillion in investment company and other portfolio assets under management as of September 30, 2008.

BlackRock serves as investment adviser to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreements with BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock, under which BlackRock pays BFM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreement. BFM is responsible for the day-to-day management of the Funds.

For their management, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended June 30, 2008, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of average daily net assets were:

Delaware Municipal Fund	0.34%
Ohio Municipal Fund	0.40%
Kentucky Municipal Fund	0.32%

Delaware Municipal Fund, Kentucky Municipal Fund and Ohio Municipal Fund Total Annual Management Fee (Before Waivers)

With respect to the Delaware Municipal Fund and Kentucky Municipal Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

With respect to the Ohio Municipal Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.500%
$1 billion – $2 billion	0.450%
$2 billion – $3 billion	0.425%
Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses for the Delaware Municipal Fund, Kentucky Municipal Fund and Ohio Municipal Fund (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are

32

capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's investment adviser or administrator and (3) the Board of Directors of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board's approval of the investment advisory agreement with respect to each Fund is included in the respective Fund's annual shareholder report for the fiscal year ended June 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund's Statement of Additional Information.

Delaware Municipal Fund, Ohio Municipal Fund and Kentucky Municipal Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Phillip Soccio, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2007	Vice President and Portfolio Manager of BlackRock since 2007; Management Team Member of various BlackRock money market funds from 2002 to 2007.

Walter O'Connor, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers (MLIM) from 2003 to 2006; a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003

Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Fund's portfolio including, setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2003

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the "Affiliates")) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and its shareholders. Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in

33

which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.

Under a securities lending program approved by the Fund's Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund generally calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the "Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds' assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by a Fund's Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

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When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

"BUYING A DIVIDEND"

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Professional, selected securities dealer, other financial intermediary or the Fund.

Each Fund intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes.

A Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund's investment in private activity bonds.

Generally, within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

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By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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Financial Highlights

The Financial information in the table below shows the Delaware Municipal Fund's financial performance for the periods indicated for Investor A Shares of the Delaware Municipal Fund. Although Investor A Shares are not offered in this prospectus, the Investor A Shares would have substantially similar performance as the Service Shares offered in this prospectus because Investor A Shares and the Service Shares are invested in the same portfolio of securities and performance would differ only to the extent that Investor A Shares and the Service Shares do not have the same expenses. The actual return Service Shares would have been lower than that of Investor A Shares because Service shares have higher expenses than Investor A Shares. Investor A Shares of the Delaware Municipal Fund are estimated to have expenses of 0.96% of the average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year and Service Shares of the Delaware Municipal Fund are expected to have expenses of 1.01% of the average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year.

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

Delaware Municipal Bond Portfolio

	Investor A
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.93	$10.13	$10.24	$10.54
Net investment income	0.33[2]	0.41[2]	0.40[2]	0.39[2]	0.42[2]	0.45
Net realized and unrealized loss	(0.24)	(0.15)	(0.11)	(0.20)	(0.09)	(0.24)
Net increase from investment operations	0.09	0.26	0.29	0.19	0.33	0.21
Dividends and Distributions from:
Net investment income	(0.32)	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)
Net realized gain	(0.01)	—	—	—	—	—
Total dividends and distributions	(0.33)	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)
Net asset value, end of period	$9.47	$9.71	$9.83	$9.93	$10.13	$10.24
Total Investment Return[3]
Based on net asset value	0.91%[4]	2.74%	3.01%	1.85%	3.35%	2.15%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[5]	0.95%[6]	0.95%	1.00%	1.09%	1.14%	1.17%
Total expenses, net of waivers and reimbursement	1.80%[6]	2.36%	2.26%	1.84%	1.61%	1.83%
Total expenses	2.03%[6]	2.51%	2.47%	2.01%	1.87%	2.02%
Net investment income	4.58%[6]	4.20%	4.11%	3.86%	4.16%	4.48%
Supplemental Data
Net assets, end of period (000)	$10,434	$10,448	$11,560	$14,421	$12,895	$8,634
Portfolio turnover	58%	11%	5%	8%	3%	26%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Total investment returns exclude the effects of sales charges.

4  Aggregate total investment return.

5  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

6  Annualized.

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Financial Highlights (continued)

Ohio Municipal Bond Portfolio

	Service
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.53	$10.65	$10.89	$10.87	$11.09
Net investment income	0.32[2]	0.43[2]	0.44[2]	0.45[2]	0.51[2]	0.52
Net realized and unrealized loss	(0.24)	(0.20)	(0.12)	(0.21)	(0.02)	(0.26)
Net increase from investment operations	0.08	0.23	0.32	0.24	0.49	0.26
Dividends and distributions from:
Net investment income	(0.31)	(0.41)	(0.44)	(0.48)	(0.47)	(0.48)
Net realized gain	(0.03)	—	—	—	—	—
Total dividends and distributions	(0.34)	(0.41)	(0.44)	(0.48)	(0.47)	(0.48)
Net asset value, end of period	$10.09	$10.35	$10.53	$10.65	$10.89	$10.87
Total Investment Return
Based on net asset value	0.77%[3]	2.24%	3.06%	2.24%	4.60%	2.48%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[4]	0.89%[5]	0.89%	0.90%	0.90%	0.81%	0.90%
Total expenses, net of waivers and reimbursement	1.18%[5]	1.67%	1.57%	1.34%	1.05%	1.23%
Total expenses	1.30%[5]	1.76%	1.67%	1.54%	1.26%	1.45%
Net investment income	4.20%[5]	4.14%	4.25%	4.16%	4.74%	4.58%
Supplemental Data
Net assets, end of period (000)	$2,386	$1,765	$1,122	$736	$700	$727
Portfolio turnover	43%	21%	13%	9%	5%	15%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

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Financial Highlights (continued)

Kentucky Municipal Bond Portfolio

	Service
	Period October 1, 2007 to June 30,	Year Ended September 30,
	2008	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$9.59	$9.70	$9.74	$9.78	$9.99
Net investment income	0.31[2]	0.39[2]	0.43[2]	0.43[2]	0.43[2]	0.45
Net realized and unrealized loss	(0.26)	(0.23)	(0.18)	(0.14)	(0.08)	(0.19)
Net increase from investment operations	0.05	0.16	0.25	0.29	0.35	0.26
Dividends and distributions from:
Net investment income	(0.29)	(0.48)	(0.36)	(0.33)	(0.39)	(0.47)
Net realized gain	(0.02)	—	—	—	—	—
Total dividends and distributions	(0.31)	(0.48)	(0.36)	(0.33)	(0.39)	(0.47)
Net asset value, end of period	$9.01	$9.27	$9.59	$9.70	$9.74	$9.78
Total Investment Return
Based on net asset value	0.54%[3]	1.70%	2.69%	3.04%	3.69%	2.74%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense and fees[4]	0.90%[5]	0.94%	0.97%	1.00%	1.00%	1.00%
Total expenses, net of waivers and reimbursement	1.11%[5]	1.34%	1.53%	1.35%	1.16%	1.18%
Total expenses	1.35%[5]	1.51%	1.68%	1.52%	1.33%	1.36%
Net investment income	4.56%[5]	4.10%	4.50%	4.38%	4.40%	4.57%
Supplemental Data
Net assets, end of period (000)	$287	$290	$263	$248	$247	$103
Portfolio turnover	21%	39%	8%	4%	7%	34%

1  Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund's most recent annual report.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund's most recent annual report for details of municipal bonds transferred to tender option bond trusts.

5  Annualized.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800)-537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Bonds — Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds — Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds — Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index — An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Bonds — Debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Lease Obligations — These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Municipal Notes — Shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

Revenue Bonds — Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds — Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund's marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 537-4942

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
(Formerly known as PFPC, Inc.)
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103-3984

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 28, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-10342-1008 SVC

BLACKROCK FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the AMT-Free Municipal Bond, Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond, (collectively, the “Portfolios,” the “Bond Portfolios” or the “Municipal Bond Portfolios”) of BlackRock Funds II (the “Fund”).  The Delaware Municipal Bond, Ohio Municipal Bond and Kentucky Municipal Bond Portfolios are called “State-Specific Municipal Bond Portfolios.”

The investment adviser for each Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

The Portfolios were formerly part of BlackRock Funds, a Massachusetts business trust (the “Former Trust”).  On June 8, 2007, the Portfolios became portfolios of the Fund, a separate Massachusetts business trust.  Each Portfolio’s investment goal and strategies, risks, historical performance, shareholder fees and expenses, management, financial statements and shareholder services are identical to those that existed when the Portfolio was part of the Former Trust, and references to the Fund or a Portfolio relating to periods prior to June 8, 2007 refer to the Former Trust or the Portfolio as part of the Former Trust, respectively.

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated October 28, 2008, as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Certain information contained in the Fund’s annual and semi-annual reports to shareholders is incorporated by reference herein.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated October 28, 2008.

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INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

Additional Information on Investment Strategies

Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities and will invest, during normal market conditions, at least 80% of its total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”) and, with respect to the AMT-Free Municipal Bond Portfolio, is not an item of tax preference for purposes of the Federal alternative minimum tax.  Each State-Specific Municipal Bond Portfolio also intends to invest at least 80% of its total assets in Municipal Obligations the interest on which is exempt from the applicable state income tax (“State-Specific Obligations”).

Municipal Investments.  The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Municipal Bond Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Bond Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Bond Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Bond Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Bond Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Bond Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Bond Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Bond Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Bond Portfolio’s yield on a VRDO will increase and the Bond Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Bond Portfolio’s restriction on illiquid investments unless, in the judgment of the Board of Trustees such VRDO is liquid. The Board of Trustees may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board of Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”).

The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Bond Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A Bond Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions.  In order to hedge the value of a Bond Portfolio against interest rate fluctuations or to enhance a Bond Portfolio’s income, a Bond Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Bond Portfolio enters into these transactions, the Bond Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Bond Portfolio anticipates purchasing at a later date. A Bond Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Bond Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Bond Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Bond Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Bond Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Bond Portfolio and increase a Bond Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Security with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Bond Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Bond Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Bond Portfolio can create a synthetic long or short position, allowing the Bond Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Bond Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Bond Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Bond Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Bond Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Bond Portfolio, which would cause the Bond Portfolio to make payments to its counterparty in the transaction that could adversely affect the Bond Portfolio’s performance. A Bond Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Bond Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Bond Portfolio.

Insured Municipal Bonds.  Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Other Borrowings.  Each Bond Portfolio is authorized to borrow money.  Certain Portfolios may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.  Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such Agreements are considered to be borrowings under the 1940 Act.  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Tender Option Bonds.  The Municipal Bond Portfolios will invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Obligations. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  The Bond Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”).  Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.  The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Equity Securities.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any

Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Preferred Stock.  Certain of the Portfolios may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  The Bond Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Bond Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.  The Bond Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.  Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

U.S. Government Obligations.  The Bond Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

Lease Obligations.  The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Portfolios may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.  These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser.  A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Investment Grade Debt Obligations. The Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P or Fitch) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  As described in the applicable Prospectuses, certain Bond Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P or Fitch) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

When-Issued Purchases and Forward Commitments.  Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced), basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

                In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the CPI for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

An increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Rights Offerings and Warrants to Purchase.  Each Bond Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.  A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges.  Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective, each Bond Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Bond Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Options on GNMA Certificates. A Bond Portfolio may invest in options on GNMA Certificates.  The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Bond Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Bond Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Bond Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Bond Portfolio will no longer be covered, and the Bond Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Bond Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Interest Rate Transactions, Currency Swaps and Swaptions.  The Bond Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Bond Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies, the Bond Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Inflation risk.  Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price.  Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Each Portfolio may acquire stand-by commitments with respect to Municipal Obligations held by it.  The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives.  The Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Municipal Bond Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk.  Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.  Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as a lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investments in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Bond Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange.  Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.  Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.  The International Bond and Emerging Market Debt Portfolios also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Taxes.”

Funding Agreements.  The Bond Portfolios may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Securities.  No Bond Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under an exemptive order that was previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Special Considerations Regarding Investments in Ohio State-Specific Obligations.  The Ohio Municipal Bond Fund Portfolio (the “Ohio Portfolio”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of June 30, 2008, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

Although Ohio has become increasingly reliant on the service sector, the state continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the state’s area devoted to farming and a significant portion of total employment in agribusiness. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In May 2008, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)	Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

• Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

• December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

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Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

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Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

Executive and legislative actions were taken based on the new OBM estimates, including:

•           The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•           Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•           Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General

Assembly to ensure these positive GRF ending fund balances. In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year

2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $25,370,579 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•      1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•      1998-99 – $11.6 billion (18.3% over the previous biennium).

•      2000-01 – $13.3 billion (15% over the previous biennium).

•      2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•      2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•      2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund), and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $6,937,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Investment in Delaware State-Specific Obligations.  The concentration of investments in Delaware State-Specific Obligations by the Delaware Municipal Bond Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of Delaware (“Delaware” or the “State”) and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Municipal Bond Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Municipal Bond Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

Since fiscal 2002, Delaware’s economic performance has recently largely matched or exceeded national trends. Over that period, Delaware’s rate of employment and income growth exceeded that of the United States, and while the State’s ties to the national economy are unmistakable, throughout the recent business cycle, Delaware consistently posted lower unemployment rates than the United States.

Delaware is the only east coast state with major automotive assembly plants. Employment at the two plants totals 2,800, less than 1% of the total jobs in Delaware. Chrysler recently announced that it intends to close its Newark, Delaware assembly facility at the end of 2008.

The Lottery is an additional source of revenue of Delaware. The Lottery consists of traditional lottery products in the form of daily drawings, lotto, instant tickets, and the multi-state Powerball and accounted for $256.7 million, or 7.8% of the State’s revenue in fiscal 2007. Growth in lottery revenue has experienced a decline since video lottery operations opened in Pennsylvania, close in proximity to Delaware. However, by fiscal 2009, Delaware will have felt the full effect of such competition. With a November 2008 referendum scheduled, another neighboring state, Maryland, is considering entering the video lottery market. If passed, it is estimated that Delaware could be facing competition from Maryland sometime around January 2010. At least 30.0% of the revenue generated from the traditional lottery and video lottery games is contributed to the budgetary General Fund.

Since the adoption of the Financial Center Development Act in 1981, diversifying Delaware’s economy has consistently ranked among State policymakers’ highest priorities. Delaware’s economic development efforts have followed a two-prong approach. Delaware has continually improved its business climate using a combination of fiscal management, tax cuts and strategic investments in public education and infrastructure. When faced with specific challenges, policymakers have teamed with the business community to develop effective policy responsed to a changing economic landscape.

Delaware’s business friendly legal system continues to attract incorporations and business formations. In recent years, more than 70% of new U.S. initial public offerings (“IPO”) have chosen Delaware as their legal domicile. Even though IPO activity has suffered from economic and other factors. Delaware has continued to register a record number of business formations in the form of LLCs and LPs. Delaware continues to pursue high technology industries, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology. The State has made a significant investment to establish the Delaware Biotechnology Institute which is designed to expand the State’s scientific base and create opportunities for the development of new technologies in the emerging life sciences field.

Between 2006 and 2007, Delaware’s population increased 1.4% to 864,764 inhabitants, compared to 0.2% growth for the region and 1.0% growth for the nation. Net in-migration accounted for 59% of the growth.

Delaware’s total personal income grew 6.7% from calendar 2005 to 2006 compared with 6.7% for the mid-Atlantic region and 6.6% for the nation. Total State personal income in calendar 2006 was $33.3 billion. Per capita personal income of Delaware residents (the annual total personal income of State residents divided by the population) grew 5.1% from calendar 2005 to 2006. It grew by 6.6% in the mid-Atlantic region and 5.6% in the U.S. over the same period. State per capita personal income was 106% of U.S. per capita personal income in calendar 2006.

Delaware’s average unemployment rate for 2006 fell to 3.6% from 4.0% in 2005. The other states in the Mid-Atlantic Region (MD, PA and NJ) had an overall average unemployment rate of 4.5% in 2006, down from 4.8% in 2005. Using the most-recent data available, in February 2008, the U.S. Bureau of Labor Statistics reported that Delaware’s unemployment rate of 3.4 percent was the 10th 1owest in the nation. In the surrounding states, Maryland tied for 13th at 3.6 percent, New Jersey was 22nd at 4.2 percent, New York tied for 27th at 4.5 percent and Pennsylvania tied for 25th at 4.4 percent.

The rate of non-agricultural job growth in Delaware slowed to 1.2% in 2006, below the national rate of job growth of 1.8%. The growth in surrounding states remained at 1%, just below Delaware’s growth.

In terms of employment, Government was the single largest industry sector in Delaware in 2006. Total employment across all government entities averaged 60,600 over the year. Retail Trade had the greatest number of workers among private industry sectors, with an average of 53,700. The third largest was Health Care and Social Assistance, with 48,800. From 2005 to 2006, Health Care and Social Assistance led industry job growth by adding a net 1,600 workers. Construction was second at 1,400 net jobs and Government third with net 1,200 jobs. Educational Services was the fastest growing industry sector on a percentage basis, growing at 7.4% in 2006. The second fastest was Construction at 5.0%.

The State’s general obligation debt outstanding was $1,240.0 million on December 31, 2007, with approximately 78% scheduled to mature within ten years. Delaware’s debt burden reflects the centralized role of the State government in financing capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools. In the U.S. Census Bureau’s Public Education Financial Survey of 2004-2005, Delaware ranked 7th in state spending per pupil in elementary-secondary public schools. Of the $1,310.9 million of debt outstanding as of June 30, 2007, $482.1 million or 37% was issued on behalf of local school districts. This debt is fully supported by the property tax revenue of those districts.

There is no state constitutional debt limit applicable to Delaware. However, Delaware has enacted legislation adopting a three-part debt limit. First, authorizations of new tax-supported obligations of the State for a fiscal year are limited to 5% of estimated net budgetary general fund revenue for that fiscal year as determined in conjunction with the adoption of the annual budget appropriation bill for that fiscal year (the “5% rule”). The June 2007 estimate of net general fund revenues for fiscal year 2008 was $3,414.1 million; thus a total of $170.7 million of new tax-supported general obligation debt was permitted under the 5% rule and was authorized. Second, no tax-supported obligations of the State and no Transportation Trust Fund debt obligations of the Delaware Transportation Authority can be incurred if the aggregate maximum annual payments on all such obligations exceed 15% of the estimated aggregate budgetary General Fund revenue plus Trust Fund revenue for the fiscal year following the fiscal year in which the obligation is incurred. Third, no general obligation debt (with certain exclusions) can be incurred if the maximum annual debt service payable in any fiscal year on all such outstanding obligations will exceed the estimated cumulative cash balances (including all reserves) for the fiscal year following the fiscal year in which such obligation is incurred.

Delaware voluntarily retires its general obligation debt. Over the years, the State has appropriated surplus cash for “pay-as-you-go” financing. Revenue surpluses between fiscal years 1993 to 2001 allowed the State to appropriate cash on average at a rate of 52.6% of capital expenditures. With more modest revenue growth, the fiscal 2002 and 2003 pay-as-you-go financing levels were reduced. However, for fiscal 2004 through 2008, the pay-as-you-go financing levels exceeded $979 million. In the period 1995-2001, the State implemented a substantial debt reduction plan as extraordinary surplus permitted. Tighter revenues in the fiscal year since 2001 have precluded additional debt reduction efforts. Delaware has also undertaken a series of bond refundings which have lowered the overall debt service on its obligations. In fiscal 2003, the State refunded over $167 million of its general obligation bonds for a combined savings of over $8.7 million. in fiscal 2004, savings of $2.9 million were realized after Delaware refunded $74.6 million of its general obligation bonds, and in fiscal 2005, savings of $1.9 million were realized after Delaware refunded over $48.3 million of its general obligation bonds. Delaware continues to monitor opportunitie to refund its outstanding bonds to lower future debt service requirements.

Delaware budgets and controls its financial activities on a cash basis of accounting for its fiscal year (July 1 to June 30). State law requires Delaware to record its financial transactions in either of two major categories - the budgetary General Fund or the budgetary Special Funds. The budgetary General Fund provides for the cost of the State’s general operations and is credited with all tax and other revenue of Delaware not dedicated to budgetary Special Funds. All disbursements from the budgetary General Fund must be authorized by appropriations of the Delaware General Assembly. The budgetary Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements. Specific uses of the budgetary Special Funds include State parks operations and fees charged by the Public Service Commission and The Division of Professional Regulation.

The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. An appropriation exceeding this limit may be made in the event of a declared emergency, with the approval of a three-fifths vote of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year. In June 2007, the General Assembly authorized appropriations of $3,411.3 million for fiscal 2008, within the projected 98% appropriation limit.

The State Constitution provides that the excess of any unencumbered budgetary General Funds at the end of the fiscal year must be placed in a reserve account commonly referred to as the “Rainy Day Fund” (the “Budget Reserve Account”), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated budgetary General Fund revenue used to determine the appropriation limit for that fiscal year. This Budget Reserve Account is designed to provide a cushion against unanticipated revenue shortfalls. Transfers of $182.8 million have been made to fully fund the Budget Reserve Account for fiscal 2007. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue. As of March 4, 2008, no funds had been withdrawn from the Budget Reserve Account since its inception in 1980.

A coalition of State Attorneys General negotiated an agreement settling various states’ lawsuits against tobacco manufacturers, seeking to recover state funds expended on health care for smokers, consumer fraud and other claims. The master settlement agreement entered into by the State and participating tobacco manufacturers in late 1998 is expected to result in significant payments to the State. The size of payments to Delaware is subject to a number of possible offsets and adjustments as outlined in the settlement agreement. The State created a special fund called the “Delaware Health Fund” into which it deposits proceeds received as a result of the settlement agreement. The General Assembly and the Governor of Delaware may authorize expenditure of these monies to expand access to health care and health insurance, make long-term investments in State-owned health care infrastructure, promote healthy lifestyles including tobacco, alcohol and drug prevention, and promote preventative health care. As of June 30, 2007, approximately $212.3 million has been received by the State from participating manufacturers. As of June 30, 2007, the balance in the Delaware Health Fund was $83.0 million of which $34.7 million was appropriated through the fiscal 2008 budget process to various health related programs. The remainder has been established as an endowment fund to continue to support such health related programs in the even of future reductions in tobacco payments.

Net budgetary General Fund revenue for fiscal 2007 was $3,290.2 million, a 3.8% increase over fiscal 2006. Based on December 2007 revenue forecasts, net budgetary General Fund revenue for fiscal 2008 was projected to total $3,377.7 million, a 2.7% increase over fiscal 2007.

The fiscal 2008 budgetary General Fund operation budget for the State totaled $3,285.6 million, a 5.9% increase over fiscal 2007. Grants-in-aid appropriations of $47.7 million and the budgetary General Fund contribution to the capital budget of $77.9 million brought total appropriations to $3,411.2 million. This appropriations package was within the constitutionally-prescribed limit of 98% of revenues. The State’s fiscal 2008 capital budget totaled $539.5 million, consisting of $170.7 million allocated for general obligation capital projects, $200.1 million allocated for the capital program of the Department of Transportation funded through the Transportation Trust Fund and $77.9 million allocated for “pay-as-you-go” capital projects.

The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and business entity fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue and abandoned property revenue. Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due. The amendment requires the State to appropriate, prior to each fiscal year, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge and/or other employment-related claims, use of excessive force, civil rights violations, and automobile accident claims. Although Delaware believes it has valid defenses to these actions, Delaware had, as of February 1, 2008, a potential aggregate exposure which could exceed $17.9 million.

Special Considerations Regarding Investment in Kentucky State-Specific Obligations.  Kentucky is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories of the United States, and the District of Columbia reached a Master Settlement Agreement with the major tobacco companies that will require payments from the tobacco companies worth approximately $250 billion over the subsequent 25 years. The federal government subsidy to tobacco growers has been eliminated and replaced with a payment by cigarette manufacturers to the federal government over a ten-year period. Potential federal regulation of the tobacco industry, the Master Settlement Agreement, and future litigation may adversely impact the tobacco industry, but the degree of the impact cannot be predicted with any certainty.

Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for Kentucky and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.

Kentucky’s economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, and consumer appliances. Kentucky’s non-manufacturing industries have grown considerably in recent years, with strong gains in air transportation, healthcare and business services and retail trade. No single segment of Kentucky’s economy comprises as much as one-fourth of the overall state domestic product. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism in Kentucky.

In the 1990s, Kentucky outperformed the U.S. average in both personal income and employment growth. In the current decade, however, Kentucky’s growth in personal income and employment are expected to be slightly below the national average. Kentucky’s economy expanded for the four consecutive fiscal years ended June 30, 2007, but slowed substantially for the fiscal year ended June 30, 2008. Total personal income and nonfarm employment in Kentucky increased by 5.3% and 1.0%, respectively, during the fiscal year ended June 30, 2008, as compared to the U.S. national averages of 5.7% and 0.6%, respectively, during the same period. The shortfall can be attributed to Kentucky’s greater reliance than the national average on manufacturing jobs. Kentucky’s employment composition has changed over the last decade as growth in manufacturing employment slowed and then declined. However, employment in the state is still relatively concentrated in the goods-producing sector (manufacturing, mining, and construction), which accounts for 19% of all jobs in Kentucky compared to the national average of 16%. During the last several years this concentration in manufacturing employment has been to Kentucky’s disadvantage in terms of its growth in personal income and employment as compared to the national averages. Kentucky’s growth in employment and personal income has lagged as manufacturing facilities have moved to low-cost centers abroad and the ones that remain have seen a surge in productivity without a concomitant increase in wages.

Kentucky relies upon sales and use taxes, individual, corporate, and limited liability entity income taxes, real and tangible personal property ad valorem taxes, insurance premium taxes, alcoholic beverage taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are generally limited to real and tangible personal property ad valorem taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual, corporate and limited liability entity income taxes together account for more than three-fourths of Kentucky’s General Fund revenue.

Standard and Poor’s assigns to Kentucky an issuer credit rating of “AA-” with a stable outlook. Moody’s Investor Services assigns to Kentucky an issuer credit rating of “Aa2” with a negative outlook. Fitch Ratings does not maintain an issuer rating for Kentucky but rates Kentucky’s appropriation and lease-backed debt “AA-” with a stable outlook.

The Kentucky Municipal Bond Portfolio invests primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth of Kentucky, its counties and cities and various other local authorities to finance public purpose capital projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

There are several general types of Kentucky State-Specific Obligations. General obligation debts are secured by the issuer’s pledge of its full faith, credit and/or taxing power, if any, for the payment of principal and interest. General obligation debts of Kentucky must be authorized by a two-thirds vote of Kentucky’s electorate. No general obligation indebtedness of the Commonwealth of Kentucky is presently outstanding.

Because of the limitations on incurring general obligation debt, Kentucky generally does not enter into a financial obligation of more than two years’ duration. Prior to 1996, no municipal issuer within the Commonwealth of Kentucky could enter into a financial obligation of more than one year’s duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. Local governments (exclusive of school districts) are now active issuers of general obligation indebtedness.

Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project, there can be no assurance that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective issuers to pay debt service.

Industrial building revenue obligations are issued by local governments but are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property and security interest in the personal property financed from the proceeds of the obligations. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a city or county government or a local school district finance corporation which holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

Similar arrangements are used to finance many city and county construction projects, but in these cases the obligations are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations and a mortgage on the property is the only source of payment and security for the obligations.

Overview of Kentucky’s Debt Authorities. Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

Appropriation supported debt carries the name of the Commonwealth of Kentucky and is either (i) a general obligation of the Commonwealth of Kentucky or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects that are subject to state appropriation for all or a portion of the debt service on the obligations.

General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the revenues generated by the project constitute the sole source of payment.

Non-appropriation or moral obligation debt carries the name of the Commonwealth of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are limited obligations of the issuer, are secured by and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service. The Kentucky Infrastructure Authority Governmental Agencies Program and certain Kentucky Higher Education Student Loan Corporation bond issues no longer represent moral obligation debt of the Commonwealth.

Default Record. Neither the Commonwealth of Kentucky nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority and the nine State Universities. The ratings of each issuer vary.

The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The Kentucky General Assembly has placed specific debt limitations on the outstanding principal amount of the debt of the Kentucky Housing Corporation ($2.5 billion) and the Kentucky Higher Education Student Loan Corporation ($5 billion). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the Kentucky General Assembly: State Property and Buildings Commission, Turnpike Authority of Kentucky and the State Universities. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority may not incur debt for its revoloving fund programs without appropriation of debt service by the General Assembly and, without legislative approval, for its other programs is limited to debt outstanding of $500,000,000. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which the Commonwealth of Kentucky has no liability for the payment of the debt.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

The AMT-Free Municipal Bond Portfolio may not:

1.                                       Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Portfolios may not:

2.                                       Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3.                                       Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

4.                                       Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.                                       Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6.                                       Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

7.                                       Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8.                                       Purchase securities of companies for the purpose of exercising control.

9.                                       Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10.                                 Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11.                                 Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

12.                                 Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Portfolio’s requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

The Board of Trustees (the “Board”) of the Fund consists of fifteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez, and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period November 1, 2007 to June 30, 2008, the newly constituted Audit Committee met three times.

The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period November 1, 2007 to June 30, 2008, the newly constituted Governance Committee met three times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period November 1, 2007 to  June 30, 2008, the newly constituted Compliance Committee met four times.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustees for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the period November 1, 2007 to June 30, 2008, the newly constituted Performance Oversight Committee met three times.

Prior to November 1, 2007, the Board then in office had two standing committees; the Audit Committee and the Nominating Committee. The Audit Committee met one time and the Nominating Committee did not meet.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

James H. Bodurtha[3] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat[4] 40 East 52nd Street New York, NY 10022	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas	37 Funds 104 Portfolios	UPS Corporation (delivery service)

1943			(telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	2007 to present	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

Robert M. Hernandez[5] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	2007 to present

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.

				37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				37 Funds 104 Portfolios	None

David H. Walsh[6] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.

				37 Funds 104 Portfolios	None

Fred G. Weiss[7] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

Richard R.West 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

Interested Trustees[1,8]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004

				184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees;	37 Funds 104 Portfolios	None

Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			184 Funds 295 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the Board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Trustees.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

[8]

Messrs. Davis and Fink are “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions and with both BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with Blackrock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

				194 registered investment companies consisting of 305 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

				184 registered investment companies consisting of 295 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.),  from 1992 to 2006.

				184 registered investment companies consisting of 295 portfolios	None

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc. since 2007 and	184 registered	None

40 East 52nd Street New York, NY 10022 1970		present	Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	investment companies consisting of 295 portfolios

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

				184 registered investment companies consisting of 295 portfolios	None

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	184 registered investment companies consisting of 295 portfolios	None

[1]	Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

Information relating to each Trustee’s share ownership in the Portfolios and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee[1]	Aggregate Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000

Non-Interested Trustees
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	Over $100,000

1                                           With the exception of Mr. Davis, Fink, Bond, Eizenstat and Hernandez, each of the Trustees assumed office on November 1, 2007. Trustees of the Fund may purchase Institutional shares of the Portfolios. The Trustees anticipate purchasing additional shares of Supervised Funds in the near future.

As of October 3, 2008, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities in affiliates of the Investment Adviser the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or the Distributor.

Compensation of Trustees

Each Trustee who is a non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended June 30, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name[1]	Aggregate Compensation from the Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds
James H. Bodurtha[2]	$5,225	None	$296,015
Bruce R. Bond	$6,199	None	$216,500
Donald W. Burton	$5,108	None	$158,792
Honorable Stuart E. Eizenstat[3]	$6,296	None	$216,917
Kenneth A. Froot	$3,456	None	$250,136
Robert M. Hernandez[4]	$6,582	None	$224,833
John F. O’Brien	$5,108	None	$158,792
Roberta Cooper Ramo	$5,108	None	$250,136
Jean Margo Reid	$5,108	None	$171,433
David H. Walsh[5]	$5,225	None	$162,958
Fred G. Weiss[6]	$5,341	None	$183,160
Richard R. West	$5,108	None	$171,433

[1]

Mr. Davis, Fink, Bond, Eizenstat and Hernandez, each of the non-interested Trustees assumed office on November 1, 2007. For the number of BlackRock advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page 49.

[2]	Chairman of the Compliance Committee.
[3]	Chairman of the Governance and Nominating Committee.
[4]	Chairman of the Board of Trustees.
[5]	Chairman of the Performance Oversight Committee.
[6]	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Fund on November 1, 2007.  From November 1, 2007 through June 30, 2008, Mr. Kindelan received $272 from the AMT-Free Municipal Bond Portfolio, $48 from the Delaware Municipal Bond Portfolio, $74 from the Kentucky Municipal Bond Portfolio, and $87 from the Ohio Municipal Bond Portfolio.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements.  The advisory and sub-advisory services provided by BlackRock and BlackRock Financial Management, Inc. (“BFM”), and the fees received by BlackRock for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. BlackRock pays BFM a sub-advisory fee as agreed to from time to time by BlackRock and BFM, which fee is approved by the Board of Trustees on an annual basis.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE PORTFOLIO (BEFORE WAIVERS)

	AMT-Free Municipal Bond Portfolio and Ohio Municipal Bond Portfolio		Delaware Municipal Bond Portfolio and Kentucky Municipal Bond Portfolio
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub- Advisory Fees to BFM

First $1 billion	.500%	.350%	.550%	.400%
$1 billion—$2 billion	.450%	.300%	.500%	.350%
$2 billion—$3 billion	.425%	.275%	.475%	.325%
Greater than $3 billion	.400%	.250%	.450%	.300%

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement. BFM renders sub-advisory services to each Portfolio pursuant to a Sub-Advisory Agreement. The Investment Advisory Agreement with BlackRock and the Sub-Advisory Agreement between BlackRock and BFM are collectively referred to as the “Advisory Contracts.”

Under the relevant Advisory Contracts, BlackRock and BFM are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock and BFM are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each Advisory Contract is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock or BFM, as the case may be. BlackRock and BFM may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2007 through June 30, 2008, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$708,279	$522,900	$117
Ohio Municipal Bond	309,303	89,223	6,362
Delaware Municipal Bond	146,364	94,518	4,623
Kentucky Municipal Bond	214,166	153,796	2,830

For the period from October 1, 2006 through September 30, 2007, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$1,063,534	$693,379	$690
Ohio Municipal Bond	445,804	87,913	10,780
Delaware Municipal Bond	259,127	79,376	7,846
Kentucky Municipal Bond	384,990	175,807	2,187

For the period from October 1, 2005 through September 30, 2006, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$1,118,886	$775,659	$6,982
Ohio Municipal Bond	517,281	89,342	7,808
Delaware Municipal Bond	314,105	73,164	7,395
Kentucky Municipal Bond	317,526	85,943	1,906

For the period from October 1, 2004 through September 30, 2005, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$1,177,347	$937,506	$0
Ohio Municipal Bond	491,807	127,833	0
Delaware Municipal Bond	421,413	66,090	0
Kentucky Municipal Bond	410,706	57,002	0

For the period from October 1, 2007, through June 30, 2008, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Ohio Municipal Bond	$115,797	$0
Delaware Municipal Bond	58,945	0
Kentucky Municipal Bond	82,158	0
AMT-Free Municipal Bond	269,616	0

For the period from October 1, 2006, through September 30, 2007, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Ohio Municipal Bond	$146,176	$0
Delaware Municipal Bond	98,911	0
Kentucky Municipal Bond	145,946	0
AMT-Free Municipal Bond	404,803	0

For the period from October 1, 2005, through September 30, 2006, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers

Ohio Municipal Bond	$197,224	$0
Delaware Municipal Bond	116,909	0
Kentucky Municipal Bond	120,008	0
AMT-Free Municipal Bond	420,181	0

For the period from October 1, 2004 through September 30, 2005, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
AMT-Free Municipal Bond	$447,392	$0
Ohio Municipal Bond	186,889	0
Delaware Municipal Bond	160,140	0
Kentucky Municipal Bond	156,077	0

Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement.  BlackRock and PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PNC GIS has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PNC GIS on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and ..005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PNC GIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and PNC GIS and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PNC GIS nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2007 through June 30, 2008, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$242,036	$4,193	$0
Ohio Municipal Bond	62,361	17,343	0
Delaware Municipal Bond	40,834	2,967	0
Kentucky Municipal Bond	65,287	1,646	0

For the period from October 1, 2006 through September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$337,013	$14,184	0
Ohio Municipal Bond	84,062	22,691	0
Delaware Municipal Bond	56,236	5,318	0
Kentucky Municipal Bond	100,489	1,445	0

For the period from October 1, 2005 through September 30, 2006, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal	$491,406	$29,170	$0
Ohio Municipal Bond	109,922	65,867	0
Delaware Municipal Bond	78,651	25,319	0
Kentucky Municipal Bond	73,966	33,644	0

For the period from October 1, 2004 through September 30, 2005 the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

AMT-Free Municipal Bond	$802,751	$58,458	$0
Ohio Municipal Bond	138,847	146,100	0
Delaware Municipal Bond	127,560	76,329	0
Kentucky Municipal Bond	88,260	107,327	0

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the period from October 1, 2007 to June 30, 2008, the Municipal Bond Portfolios reimbursed BlackRock $3,218.75 and for the fiscal year ended September 30, 2007, the Municipal Bond Portfolios reimbursed BlackRock $7,931.56 pursuant to the Agreement.

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets as follows: .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets, and .003% of each Portfolio’s average gross assets in excess of $2.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PNC GIS (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PNC GIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

Distribution Agreement and Distribution and Service Plan.  The Fund has entered into a distribution agreement with BlackRock Investments, Inc. (“BII” or the “Distributor”) under which BII, as agent, offers shares of the Portfolio on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

Pursuant to the Fund’s Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio’s outstanding Investor B Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII.

The Fund currently does not make distribution payments with respect to Investor A, Service or Institutional Shares under the Plan. However, the Plan permits BII, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers under common control with the above organizations. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Portfolio sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC GIS or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets; Bond Portfolios - .20% of net assets (except that with respect to the Enhanced Income and Inflation Protected Bond Portfolios, the fee is .05% of net assets); and Equity Portfolios - .25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service,

Investor A, Investor B and Investor C Shares of the Portfolio. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares of the Portfolio owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the period October 1, 2007 to June 30, 2008, BlackRock retained an aggregate of $181.10 and $3,618.58 in distribution and shareholder servicing fees, respectively.  For the fiscal year ended September 30, 2007, BlackRock retained an aggregate of $281.18 and $5,864.41 in distribution and shareholder servicing fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the fiscal period October 1, 2007 through June 30, 2008, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

AMT-Free Municipal Bond	$—	$—	$19,132	$—
Ohio Municipal Bond	—	—	13,893	—
Delaware Municipal Bond	—	—	19,517	—
Kentucky Municipal Bond	—	—	22,140	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

AMT-Free Municipal Bond*	$—	—	$5,226	$—
Ohio Municipal Bond	26,567	—	8,847	—
Delaware Municipal Bond	23,493	—	7,824	—
Kentucky Municipal Bond	9,009	—	3,000	—

*AMT-Free Municipal Bond did not pay a portion of their respective distribution fees during the period.

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

AMT-Free Municipal Bond	$23,886	$—	$7,971	$—
Ohio Municipal Bond	34,618	—	11,552	—
Delaware Municipal Bond	40,559	—	13,506	—
Kentucky Municipal Bond	39,352	—	13,125	—

Portfolios – Service Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

AMT-Free Municipal Bond	$—	—	$3,153	$—
Ohio Municipal Bond	—	—	3,765	—
Delaware Municipal Bond	N/A	—	N/A	—
Kentucky Municipal Bond	—	—	541	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Portfolio’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Portfolio shares.

Code of Ethics.  The Fund, the Trust, BlackRock, BFM, BIL, BIMC, and BII have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings.  The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on net asset values, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                                       Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.                                       Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include the Portfolio name, CUSIP, ticker symbol, total share and market value for each equity fund and name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in the Portfolio as of a specific date.

1.                                       Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.                                       Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

(1)  The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.                                       Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.                                       PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.                                       PNC GIS pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.                                       Deloitte & Touche LLP the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.                                       Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.                                       Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestment Alliance and Informa/PSN Investment Solutions

7.                                       Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.                                       Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mcllon Analytical Solutions) and Wilshire Associates

9.                                       Portfolio Compliance Consultants — i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PNC GIS, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.

Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Information Regarding the Portfolio Managers of the Funds

AMT-Free Municipal Bond Fund

Theodore R. Jaeckel and Walter O’Connor are the AMT-Free Municipal Bond Fund’s portfolio managers and are primarily responsible for the day to day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the AMT-Free Municipal Bond Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended June 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$28.4 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$28.4 Billion	$0	$0	$0	$0	$0

Delaware Municipal Bond Fund

Theodore R. Jaeckel, Phillip Soccio and Walter O’Connor are the Delaware Municipal Bond Fund’s portfolio managers and are primarily responsible for the day to day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Delaware Municipal Bond Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended June 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$28.66 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$28.66 Billion	$0	$0	$0	$0	$0
Phillip Soccio	4	0	0	0	0	0
	$269 Million	$0	$0	$0	$0	$0

Kentucky Municipal Bond Fund

Theodore R. Jaeckel, Phillip Soccio and Walter O’Connor are the Kentucky Municipal Bond Fund’s portfolio managers and are primarily responsible for the day to day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Kentucky Municipal Bond Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended June 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$28.64 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$28.64 Billion	$0	$0	$0	$0	$0
Phillip Soccio	4	0	0	0	0	0
	$249 Million	$0	$0	$0	$0	$0

Ohio Municipal Bond Fund

Theodore R. Jaeckel, Phillip Soccio and Walter O’Connor are the Ohio Municipal Bond Fund’s portfolio managers and are primarily responsible for the day to day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Ohio Municipal Bond Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended June 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$28.61 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$28.61 Billion	$0	$0	$0	$0	$0
Phillip Soccio	4	0	0	0	0	0
	$220 Million	$0	$0	$0	$0	$0

Portfolio management Conflicts of Interest

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for each Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Messrs. Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Fund Ownership

As of June 30, 2008, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(1)
Theodore Jaeckel	AMT-Free Municipal Bond	NONE
	Delaware Municipal Bond	NONE
	Ohio Municipal Bond	NONE
	Kentucky Municipal Bond	NONE
Walter O’Connor, CFA	AMT-Free Municipal Bond	NONE
	Delaware Municipal Bond	NONE
	Ohio Municipal Bond	NONE
	Kentucky Municipal Bond	NONE
Phillip Soccio	Delaware Municipal Bond	NONE
	Ohio Municipal Bond	NONE
	Kentucky Municipal Bond	NONE

(1) Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Management Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  In this connection, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees.  In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Transactions

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2007. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

During the period October 1, 2007 through June 30, 2008, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
AMT-Free Municipal Bond	$0
Ohio Municipal Bond	0
Delaware Municipal Bond	0
Kentucky Municipal Bond	0

During the 12 months ended September 30, 2007, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
AMT-Free Municipal Bond	$0
Ohio Municipal Bond	0
Delaware Municipal Bond	0
Kentucky Municipal Bond	0

During the 12 months ended September 30, 2006, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
AMT-Free Municipal Bond	$4,684
Ohio Municipal Bond	1,496
Delaware Municipal Bond	793
Kentucky Municipal Bond	786

During the 12 months ended September 30, 2005, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
AMT-Free Municipal Bond	$45,502
Ohio Municipal Bond	10,019
Delaware Municipal Bond	7,542
Kentucky Municipal Bond	7,412

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “new issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.  The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BFM, PNC Bank, PTC, PNC GIS, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock, BFM, PNC Bank, PTC, PNC GIS, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of June 30, 2008, the Portfolios held no such securities.

Other Potential Conflicts of Interest

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Investment Adviser may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by the Investment Adviser even though incurred in connection with executing transactions on behalf of clients, including the Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by the Investment Adviser. This would have the effect of reducing the access fees paid by the Investment Adviser. The Investment Adviser will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

A Portfolio’s custody arrangements could give rise to a potential conflict of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Portfolio’s expenses. This is because a Portfolio’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Portfolio’s leaving cash balances uninvested. When a Portfolio’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Portfolio. This could be viewed as having the potential to provide BlackRock with an incentive to keep high positive cash balances for Portfolios with expense caps in order to offset custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Portfolio performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BII or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BII as distributor. BII maintains its principal offices at 40 East 52nd Street, New York, NY 10022. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B shareholders of a Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase.  Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Portfolios’ Investor A Shares.  In cases where BII acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the AMT-Free Municipal Bond Portfolio will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00
$250,000 but less than $500,000	2.25
$500,000 but less than $1,000,000	2.00
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BII, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BII, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor B or Investor C Shares of each of the Portfolios.

Sales Charge Waivers For Each of the Portfolios—Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Portfolios by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, the Fund’s investment adviser, sub-advisers, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A Shares of each of the Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Portfolios—Investor A Shares

Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares.  In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, B, C and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, B, C or Institutional Shares must be called to the attention of PNC GIS by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor A or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PNC GIS, and the investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PNC GIS, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B Shares

Investor B Shares of the Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase.  Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor B Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor C Shares.

Investor C Shares

Investor C Shares of the Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A and Investor B Shares.

Investor B and Investor C Shares

Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Portfolios that currently offer such shares. The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C shares. Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B and Investor C Shares. The contingent deferred sales charge on Investor B and Investor C Shares of the Portfolios is not charged in connection with: (1) redemptions of Investor B and Investor C Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B and Investor C Shares; (6) involuntary redemptions of Investor B and Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B and Investor C Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B or Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. The exchange of Investor B or Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BII will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BII will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PNC GIS. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BII from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Computation of Public Offering Prices for Investor A Shares of the Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Portfolios, based on the value of such Portfolios’ net assets as of June 30, 2008 follows:

	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio	AMT-Free Municipal Bond Portfolio
Net Assets	$7,833,305.59	$10,433,699.37	$8,489,351.51	$12,265,316.27
Outstanding Shares	776,713.102	1,101,469.014	942,593.211	1,173,369.054
Net Asset Value Per Share	$10.09	$9.47	$9.01	$10.45
Maximum Sales Charge	0.45	0.42	0.40	0.46
Offering to Public	$10.54	$9.89	$9.41	$10.91

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the period ended June 30, 2008 were as follows:

Portfolios	Front-End Sales Charges

AMT-Free Municipal	$19,388
Ohio Municipal Bond	31,696
Delaware Municipal Bond	36,468
Kentucky Municipal Bond	31,264

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2007 were as follows:

Portfolios	Front-End Sales Charges

AMT-Free Municipal	$22,314
Ohio Municipal Bond	20,428
Delaware Municipal Bond	11,511
Kentucky Municipal Bond	43,551

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2006 were as follows:

Portfolios	Front-End Sales Charges

AMT-Free Municipal	$28,471
Ohio Municipal Bond	27,431
Delaware Municipal Bond	18,782
Kentucky Municipal Bond	6,780

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2005 were as follows:

Portfolios	Front-End Sales Charges

AMT-Free Municipal Bond	$22,567
Ohio Municipal Bond	36,441
Delaware Municipal Bond	42,867
Kentucky Municipal Bond	23,747

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means. The Fund reserves the right to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after receipt by PNC GIS.

VALUATION OF PORTFOLIO SECURITIES

          Valuation of Shares. The net asset value for each class of shares of each Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Valuation of securities held by each Portfolio is as follows:

          Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

          Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service.

          Options, Futures and Swaps. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors; financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges; swap agreements are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value.

*  *  *

          In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Portfolio’s books at their face value.

          In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate).

Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

          Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of a Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

          Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio’s investments are valued at fair value (“Fair Value Assets”).

          Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Portfolio’s pricing time.

          BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

          When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

          Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers of which 20% or more of the voting stock is held by the Portfolio and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Each of the Municipal Bond Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Municipal Bond Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Municipal Bond Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Municipal Bond Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993, for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Partnerships in which all or substantially all of the partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements may not have to file Form 1065 or issue Schedule K-1s for the taxable year. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and non-U.S. corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

If a Municipal Bond Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio. The Municipal Bond Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange notes between the U.S. dollar and currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by PFICs will not be treated as qualified dividend income.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of each Portfolio consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Bond Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Municipal Bond Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Bond Portfolio is not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Bond Portfolio is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Bond Portfolio properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Bond Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

Delaware Tax Considerations. For so long as the Delaware Municipal Bond Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to Delaware corporate income tax. Furthermore, so long as the Delaware Municipal Bond Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) “exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Municipal Bond Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Municipal Bond Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Municipal Bond Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

Distributions made by the Delaware Municipal Bond Portfolio to its shareholders which are corporations or other entities subject to Delaware corporate income tax, will be excluded from the Delaware taxable income of such shareholders to the extent those distributions are (i) “exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations; (ii) dividends attributable to interest paid on certain U.S. government obligations; and (iii) amounts designated by the regulated investment company as qualifying for the federal dividends received deduction.

Kentucky Tax Considerations. Shareholders of the Kentucky Municipal Bond Portfolio who otherwise are subject to individual or corporate income tax in Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Municipal Bond Portfolio to the extent such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa. Capital distributions with respect to shares in the Kentucky Municipal Bond Portfolio will be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes, provided, however, that, unlike for federal income tax purposes, capital gains are taxed for Kentucky income tax purposes at the same rates as ordinary income.

Many local governments in Kentucky, including Louisville Metro Government, Lexington-Fayette Urban County Government, Bowling Green and Covington, impose taxes on the net profits of businesses operating (in any form, including proprietorships) within the local jurisdiction. Such taxes should not be imposed on income derived from an investment in the

Kentucky Municipal Bond Fund. Because of differences in the provisions of the local ordinances imposing such taxes, however, it is not possible to address their specific impact.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company. The AMT-Free Municipal Bond Portfolio is diversified; however, the Ohio Municipal Bond, Delaware Municipal Bond and Kentucky Municipal Bond Portfolios are non-diversified.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Fund’s counsel.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, 19103, serves as the Funds’ independent registered public accountant.

Shareholder Ownership. The name, address and percentage ownership of each person that on October 3, 2008, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on Appendix D.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders relating to the Portfolios for the fiscal year ended June 30, 2008 (the “2008 Annual Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2008 Annual Report are incorporated by reference herein. The financial statements included in the 2008 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2008 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Copyright © 2008 BlackRock, Inc.
All rights reserved.

I.              INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets.  The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy.  The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1  When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2  It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II.            PROXY VOTING POLICIES

A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies.  As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

3

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.  As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate

4

disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.           REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

5

APPENDIX D

Shareholder Ownership

AMT-Free Municipal Bond Portfolio

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	22.01% of Investor A
Jacksonville, FL 32246-6484

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	17.48% of Investor A
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

LPL FINANCIAL SERVICES[1]	9785 Towne Centre Drive	13.40% of Investor A
San Diego, CA 92121-1968

MORGAN STANLEY & CO1	Harborside Financial Center	8.89% of Investor A
Plaza II 3rd Floor
Jersey City, NJ 07311

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	29.65% of Investor B
Jacksonville, FL 32246-6484

MORGAN STANLEY & CO1	Harborside Financial Center	15.31% of Investor B
Plaza II 3rd Floor
Jersey City, NJ 07311

CITIGROUP GLOBAL MARKETS INC. [1]	333 West 34th St - 3rd Floor	12.95% of Investor B
New York, NY 10001

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	5.02% of Investor B
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	54.39% of Investor C
Jacksonville, FL 32246-6484

CITIGROUP GLOBAL MARKETS INC. [1]	333 West 34th St - 3rd Floor	33.34% of Investor C
New York, NY 10001

MORGAN STANLEY & CO1	Harborside Financial Center	5.18% of Investor C
Plaza II 3rd Floor
Jersey City, NJ 07311

SAXON & CO1	PO Box 7780-1888	95.28% of Institutional
Philadelphia, PA 19182

CHARLES SCHWAB & CO INC[1]	101 Montgomery St	98.84% of BlackRock Class
San Francisco, CA 94104-9122

SAXON & CO1	PO Box 7780-1888	49.17% of Service Class
Philadelphia, PA 19182

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	9.72% of Service Class
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

WILLIAM N BARLOW AND DIXIE A BARLOW	396 Anderson Ave	7.22% of Service Class
JT TEN	Phoenixville, PA 19460-4439

GLORIA BECKER AND ALVIN BECKER JTWROS	325 Mansfield	5.57% of Service Class
Boca Raton, FL 33434

BlackRock Delaware Municipal Bond Portfolio

Name	Address	Percentage and Class

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	35.44% of Investor A
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	14.15% of Investor A
Jacksonville, FL 32246-6484

MORGAN STANLEY & CO1	Harborside Financial Center	9.09% of Investor A
Plaza II 3rd Floor
Jersey City, NJ 07311

FIRST CLEARING, LLC	20448 Cedar Beach Road	8.51% of Investor A
WBNA COLLATERAL ACCT	Milford, DE 19963-4260
FBO CYNTHIA Y JONES[1]

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	54.62% of Investor B
Jacksonville, FL 32246-6484

MORGAN STANLEY & CO1	Harborside Financial Center	14.13% of Investor B
Plaza II 3rd Floor
Jersey City, NJ 07311

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	59.24% of Investor C
Jacksonville, FL 32246-6484

SAXON & CO1	PO Box 7780-1888	89.69% of Institutional
Philadelphia, PA 19182

BlackRock Ohio Municipal Bond Portfolio

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	20.03% of Investor A
Jacksonville, FL 32246-6484

CITIGROUP GLOBAL MARKETS INC.[1]	333 West 34th St - 3rd Floor	13.26% of Investor A
New York, NY 10001

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	11.94% of Investor A
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

UBS FINANCIAL SERVICES INC. FBO	7211 Pickway	5.53% of Investor A
CATHERINE BITSOFF, TRUSTEE[1]	Cincinnati, OH 45233-4246
CATHERINE BITSOFF TRUST[1]

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	50.56% of Investor B
Jacksonville, FL 32246-6484

CITIGROUP GLOBAL MARKETS INC.[1]	333 West 34th St - 3rd Floor	6.16% of Investor B
New York, NY 10001

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	73.70% of Investor C
Jacksonville, FL 32246-6484

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	10.75% of Investor C
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

SAXON & CO1	PO Box 7780-1888	90.20% of Institutional
Philadelphia, PA 19182

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	6.95% of Institutional
Jacksonville, FL 32246-6484

PFPC[1]	760 Moore Road	95.32% of Service Class
FBO HILLIARD LYONS/CAPITAL DIRECTIONS	King of Prussia, PA 19406

D 4

BlackRock Kentucky Municipal Bond Portfolio

Name	Address	Percentage and Class

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	41.12% of Investor A
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	24.32% of Investor A
Jacksonville, FL 32246-6484

LPL FINANCIAL SERVICES[1]	9785 Towne Centre Drive	12.03% of Investor A
San Diego, CA 92121-1968

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	82.71% of Investor B
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

NFS LLC FEBO#	10716 Shelbyville Road	8.30% of Investor B
ALAN E SHADBURNE[1]	Louisville, KY 40243

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	8.17% of Investor B
Jacksonville, FL 32246-6484

MERRILL LYNCH PIERCE FENNER & SMITH[1]	4800 E Deerlake Dr 3rd Floor	70.76% of Investor C
Jacksonville, FL 32246-6484

SPECIAL CUSTODY ACCT FOR THE	P O Box 32760	24.28% of Investor C
EXCLUSIVE BENEFIT OF CUSTOMERS	Louisville, KY 40232-2760
OMNIBUS ACCOUNT[1]

SAXON & CO1	PO Box 7780-1888	87.38% of Institutional
Philadelphia, PA 19182

PFPC[1]	760 Moore Road	70.90% of Service Class
FBO HILLIARD LYONS/CAPITAL DIRECTIONS	King of Prussia, PA 19406

SAXON & CO1	PO Box 7780-1888	29.10% of Service Class
Philadelphia, PA 19182

1Record holders that do not beneficially hold the shares.

D 5